MATTHEWS ASIAN FUNDS

BOARD OF TRUSTEES
Richard K. Lyons, Chairman
Norman W. Berryessa
Robert K. Connolly
David FitzWilliam-Lay
G. Paul Matthews
John H. Dracott, Emeritus

OFFICERS
G. Paul Matthews
Mark W. Headley
James E. Walter
Downey L. Hebble

INVESTMENT ADVISOR
Matthews International Capital Management, LLC
456 Montgomery Street, Suite 1200
San Francisco, CA 94104
800.789.ASIA [2742]

UNDERWRITER
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA 19406

SHAREHOLDER SERVICES
PFPC Inc.
211 South Gulph Road
King of Prussia, PA 19406
800.892.0382

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
San Francisco, CA 94105

[GRAPHIC OMITTED]
DRAGON

--------------------------------------------------------------------------------
             For additional information about Matthews Asian Funds:
                             www.matthewsfunds.com
                              800.789.ASIA [2742]
                       456 Montgomery Street, Suite 1200
                            San Francisco, CA 94104
--------------------------------------------------------------------------------

Distributed by PFPC Distributors, Inc.

[GRAPHIC OMITTED]
DRAGON

                               SEMI-ANNUAL REPORT
                               FEBRUARY 28, 2002

                          ----------------------------
                               Pacific Tiger Fund
                          ----------------------------
                          Asian Growth and Income Fund
                          ----------------------------
                                   Korea Fund
                          ----------------------------
                                   China Fund
                          ----------------------------
                                   Japan Fund
                          ----------------------------
                             Asian Technology Fund
                          ----------------------------

                               [GRAPHIC OMITTED]
                                    LETTERS

                             www.matthewsfunds.com

MATTHEWS ASIAN FUNDS                                       www.matthewsfunds.com
                                                             800.789.ASIA [2742]

A Message to Shareholders

Dear Fellow Shareholder,

The six-month period that ended February 28, 2002 witnessed many changes and challenges. The Asian financial markets have generally recovered from the tragedies of September 11, 2001, and the broad Asian investment environment remains positive outside of Japan. We are very proud that both the Matthews Asian Growth and Income Fund and the Matthews China Fund have attained Morningstar 5 Star overall ratings among 1,388 international equity funds for the period ended February 28, 2002.

While the U.S. economic slowdown was of great concern to Asia, the region has weathered the U.S. recession relatively well. The South Korean economy, in particular, showed surprising resilience despite its strong export orientation. We are hopeful that the recent strength of the South Korean market represents a re-rating of the Korean economy as a whole by global investors who are slowly recognizing the profound changes that have occurred there in recent years. The entire region can learn valuable lessons from South Korea's successful bank restructuring and consistent efforts to improve corporate governance.

Japan, more than any other country, needs to take note of South Korea's example. Its failure to address its banking system problems has profoundly impacted the economy's ability to perform. We continue to await positive change in the Japanese economy and fear that greater pain may lie ahead.

China has taken the historic step of entering the World Trade Organization following 15 years of negotiations. In the coming years, China can follow a clear path to a more open economy with much greater participation in the global economy. While there remain many serious challenges ahead, the commitment China has undertaken is very impressive and should support the broad move to a free market economy. China's role in the region is maturing rapidly as its economic importance grows, and we believe that its emergence will gradually result in a more stable and balanced Asian economic landscape.

The Southeast nations, which were hardest hit by the financial crisis of 1997/98, are showing encouraging signs of recovery. Low interest rates are helping to heal corporate balance sheets and stimulate domestic consumption. Stable currencies and quiet politics are gradually restoring investor confidence.

continues...

[GRAPHIC OMITTED] MATTHEWS AND HEADLEY
G. PAUL MATTHEWS,
Chairman and Chief
Investment Officer (left), and
MARK W. HEADLEY, PRESIDENT
and Portfolio Manager

CONTENTS
---------------------------------------------------------
PORTFOLIO MANAGERS'
COMMENTARIES AND
SCHEDULES OF INVESTMENTS
---------------------------------------------------------
Pacific Tiger Fund                                      1
---------------------------------------------------------
Asian Growth and Income Fund                            4
---------------------------------------------------------
Korea Fund                                              7
---------------------------------------------------------
China Fund                                             10
---------------------------------------------------------
Japan Fund                                             13
---------------------------------------------------------
Asian Technology Fund                                  16
---------------------------------------------------------

FINANCIAL STATEMENTS
---------------------------------------------------------
Assets and Liabilities                                 18
---------------------------------------------------------
Statement of Operations                                19
---------------------------------------------------------
Changes in Net Assets                                  20
---------------------------------------------------------
Financial Highlights                                   23
---------------------------------------------------------
Notes                                                  29
---------------------------------------------------------

MATTHEWS ASIAN FUNDS

[GRAPHIC OMITTED]
DRAGON

WE ARE VERY PROUD
THAT BOTH THE
MATTHEWS ASIAN GROWTH
AND INCOME FUND AND
THE MATTHEWS CHINA
FUND HAVE ATTAINED
MORNINGSTAR 5 STAR
OVERALL RATINGS.

As of 2/28/02, the Matthews Asian Growth and Income Fund and the Matthews China Fund had three-year Morningstar Ratings of 5 Stars out of 1,388 funds in the International Equity Funds category, and the Matthews Asian Growth and Income Fund had a five-year Morningstar Rating of 5 Stars out of 919 funds in the International Equity Funds category.

Morningstar, Inc. rates over 6,700 mutual funds by assigning each fund's historical total returns and risk relative to other mutual funds in its class--e.g. Domestic Equity, International Equity, Taxable Bond or Municipal Bond. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/28/02. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of funds in each broad-asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Morningstar does not rate funds or share classes that have less than three years of performance. A fund's rating may change at any time based on new data. Ratings are historical and do not represent future performance.

Hong Kong, Singapore and Taiwan have all suffered painful recessions as their economies shift to ever higher value-added services in the face of low-cost competition in manufacturing from China and elsewhere. The well-established listed companies found in each of these markets offer many of the best regional and global competitors to be found in Asia.

As dedicated Asian specialists, we remain as committed as ever to fundamental, bottom-up portfolio management within the Asian region. Many of our best-performing companies were only discovered after exhaustive research trips across the region. By looking beyond the largest companies, we have often been able to invest in companies that are only today being noticed by the global investment community. We believe that Asia is an ideal environment for active management driven by experienced and independent professional portfolio managers. We are privileged to be observers of and participants in the profound changes rippling through the region today and are dedicated to providing portfolios that will capture a share of Asia's vast economic potential.

In closing, we would like to thank you for your participation as fellow shareholders. WE URGE YOU TO VISIT OUR WEB SITE, WWW.MATTHEWSFUNDS.COM, WHERE A VARIETY OF REGULAR INFORMATION ON ASIA AND OUR FUNDS IS AVAILABLE AND CAN NOW BE DELIVERED TO YOU VIA E-MAIL. The benefits of diversification over the past few years, especially into the Asian markets, has soundly disproved the skeptics who spoke with such confidence at the top of the U.S. market that diversification was unnecessary. As long-term growth-at-a-reasonable-price managers, we look forward to providing quality exposure to the Asian financial markets for U.S. investors for many years to come.

Thank you for your continued support.

/S/SIGNATURE                                    /S/SIGNATURE
MATTHEWS                                        HEADLEY
G. Paul Matthews                                Mark W. Headley
Chairman and Chief Investment Officer           President and Portfolio Manager
                                                           www.matthewsfunds.com
                                                           ---------------------
                                                             800.789.ASIA [2742]
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MATTHEWS PACIFIC TIGER FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' COMMENTARY

Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

Our flagship Matthews Pacific Tiger Fund performed slightly better than its benchmark for the six-month period ended February 28, 2002. The Fund gained 15.55% compared to the MSCI All Country Far East Free ex-Japan Index's return of 14.55%.

The Matthews Pacific Tiger Fund continued its 71/2 year philosophy of maintaining a well-diversified growth-at-a-reasonable price portfolio. The number of companies in the portfolio has typically numbered 40 to 50, with individual positions ranging from 1% to 5% of the portfolio. We have long held the belief that the quality of a company in developing Asia is not a matter of market size, and the Fund reflects this belief with holdings ranging from very large to quite small market capitalizations.

We believe a portfolio that includes a range of small, medium and large companies offers better diversification into a wider range of businesses. We are constantly searching for new companies and visiting older companies that may have improving operations. Many of Asia's older holding companies are making serious efforts to improve their business structures and provide a clear path to greater shareholder value.

As we look ahead towards the rest of the year, Asian companies are continuing to develop more domestic activity in the local economies that should provide a crucial cushion given the uncertainty of the global economic environment. The Fund has increased its exposure in the Southeast Asian markets of Singapore, Thailand and Indonesia. We believe that earnings opportunities in these countries are improving for well-managed and well-financed companies, of which we have added several in the early months of 2002.

The Fund continues to have significant weightings in Hong Kong, South Korea and China, where we find excellent long-term prospects. We continue to view the region's improving corporate governance and general economic and market liberalization as a strong backdrop for Asian investors for many years to come.

--------------------------------------------------------------------------------
                                 FUND PERFORMANCE
--------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                             AS OF FEBRUARY 28, 2002
--------------------------------------------------------------------------------
                                    MATTHEWS
                               PACIFIC TIGER FUND

  One Year .......................   0.00%
  Three Years ....................  18.39%
  Five Years .....................  (2.76%)
  Since Inception (9/12/94) ......   1.05%

--------------------------------------------------------------------------------
                            MSCI ALL COUNTRY FAR EAST
                              FREE EX-JAPAN INDEX(1)

  One Year .......................  (5.29%)
  Three Years ....................   3.43%
  Five Years ..................... (11.42%)
  Since 9/12/94 ..................  (6.74%)

                         GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                  Matthews Pacific     MSCI AC Far East     Lipper Pacific Funds
                  Tiger Fund           ex-Japan Index(1)    Ex-Japan Average(3)

9/12/94           10000                10000                10000
11/30/94          9720                 9329.22              9104.79
2/28/95           9241.42              8878.63              8392
5/31/95           9722.53              9447.07              9174.17
8/31/95           9792.7               8873.17              8918.42
11/30/95          9431.86              8783.99              8546.68
2/29/96           10965.4              9563.05              9694.15
5/31/96           11185.9              10185                9845.31
8/31/96           10835.1              9657.71              9293.71
11/30/96          11907.6              10172.9              9644.63
2/28/97           12438.8              10325.4              9856.72
5/31/97           12920                10117.1              9885.97
8/31/97           11349.4              9015.88              8987.76
11/30/97          8075.15              6233.33              6677.74
2/28/98           7693.49              6768.71              6748.45
5/31/98           6046.32              5087.9               5606.47
8/31/98           4150.87              3797.75              4425.53
11/30/98          6455.77              5614.14              5825.08
2/28/99           6516.97              5502                 5784.9
5/31/99           9127.83              7205                 7264.02
8/31/99           10637.7              8421                 8508.58
11/30/99          11915                8778                 9440.3
2/29/00           13129.1              9280                 10729.8
5/31/00           11958.2              8368                 8837.03
8/31/00           12901.3              8221                 8980.13
11/30/00          9892.71              6301                 7017.45
2/28/01           10814.1              6794                 7336.89
5/31/01           10636.6              6050                 6636.18
8/31/01           9358.83              5595                 6007.64
11/30/01          9843.89              5221                 6093.8
2/28/02           10813.7              5944                 6752.11

--------------------------------------------------------------------------------

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

Investment return and principal value will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original cost.
1 The MSCIAll Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Taiwan is only represented at 50% of its total market cap.

2 The Lipper Pacific ex-Japan Funds Average consisted of 23 funds as of 9/30/94.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

MATTHEWS PACIFIC TIGER FUND
SCHEDULE OF INVESTMENTS FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
                                                       SHARES          VALUE
                                                     ---------       ----------

EQUITIES - 100.22%***
  CHINA/HONG KONG - 47.52%

Asia Satellite Telecommunications
   Holdings, Ltd. ..........................         1,620,600       $2,763,589
AsiaInfo Holdings, Inc.** ..................           161,400        1,794,768
Beijing Enterprises
   Holdings, Ltd. ..........................         1,422,000        1,613,574
China Hong Kong Photo
   Products Holdings, Ltd. .................        16,886,000        1,169,140
China Mobile HK, Ltd.** ....................           298,217          860,322
China Mobile HK, Ltd. ADR** ................           165,850        2,391,557
China.com Corp. A Shares** .................           289,800          809,991
Dah Sing Financial Group ...................           407,200        1,696,825
Giordano International, Ltd. ...............         9,913,000        5,052,290
Huaneng Power International,
   Inc. ADR ................................           167,100        4,687,155
Hutchison Whampoa, Ltd. ....................           297,000        2,418,111
i-CABLE Communications** ...................         4,116,000        2,480,386
Legend Holdings, Ltd. ......................         8,350,000        3,533,023
Li & Fung Ltd. .............................         2,659,000        3,579,758
Quality Healthcare Asia, Ltd.** ............        12,808,500          328,454
Shangri-La Asia, Ltd. ......................         5,058,000        4,345,099
Swire Pacific Ltd. A  Shares ...............           549,000        2,984,587
Television Broadcasts, Ltd. ................           633,700        2,843,792
Vitasoy International
   Holdings, Ltd. ..........................        16,776,750        2,602,791
                                                                     ----------
  TOTAL CHINA/HONG KONG                                              47,955,212
                                                                     ----------
SINGAPORE - 9.85%
CSE Systems &
   Engineering, Ltd.** .....................         3,941,000        1,064,920
Datacraft Asia, Ltd. .......................           981,000        2,236,680
DBS Group Holdings, Ltd. ...................           458,750        3,380,767
Venture Manufacturing, Ltd. ................           405,800        3,256,377
                                                                     ----------
TOTAL SINGAPORE ............................                          9,938,744
                                                                     ----------
SOUTH KOREA - 32.10%

Hana Bank ..................................           491,697        7,335,163
Hite Brewery Co., Ltd. .....................            71,617        4,273,543
Internet Auction Co., Ltd.** ...............           180,740        2,955,677
KT Freetel** ...............................            72,463        2,293,375
Nong Shim Co., Ltd. ........................            37,850        2,287,182
S1 Corp. ...................................           148,000        2,129,617
Samsung Electronics ........................            19,008        4,924,650
Samsung Securities Co., Ltd. ...............            92,214        3,580,179
SK Telecom Co., Ltd. .......................             7,415        1,456,228
SK Telecom Co., Ltd., ADR ..................            52,700        1,156,765
                                                                     ----------
TOTAL SOUTH KOREA ..........................                         32,392,379
                                                                     ----------
TAIWAN - 5.97%

Bank Sinopac** .............................         2,754,800       $1,086,853
Taiwan Semiconductor
   Manufacturing Co., Ltd.** ...............         1,025,200        2,394,714
VIA Technologies, Inc.** ...................           611,392        2,542,751
                                                                     ----------
TOTAL TAIWAN ...............................                          6,024,318
                                                                     ----------
  THAILAND - 4.78%

  Advanced Info Service

     Public Co., Ltd. ......................         4,634,000        4,824,873
                                                                     ----------
TOTAL INVESTMENTS - 100.22%***

   (Cost $94,617,524*) .....................                        101,135,526
LIABILITIES, LESS CASH AND

   OTHER ASSETS - (0.22)% ..................                           (223,113)
                                                                   ------------
NET ASSETS - 100.00% .......................                       $100,912,413
                                                                   ============

    * Cost for Federal income tax purposes is $94,617,524 and net unrealized appreciation consists of:

           Gross unrealized appreciation .................         $ 17,207,348
           Gross unrealized depreciation .................          (10,689,346)
                                                                    -----------
           Net unrealized appreciation$ ..................            6,518,002
                                                                    ===========
   ** Non-income producing security.

  *** As a percentage of net assets as of February 28, 2002.

  ADR American Depositary Receipt

                See accompanying notes to financial statements.

                                                           www.matthewsfunds.com
                                                           ---------------------
                                                             800.789.ASIA [2742]
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MATTHEWS PACIFIC TIGER FUND
SCHEDULE OF INVESTMENTS FEBRUARY 28, 2002 (UNAUDITED)

MARKET SECTOR DIVERSIFICATION

AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

  CONSUMER DISCRETIONARY....................     17.53%
    Hotels, Restaurants & Leisure...........      4.31
    Internet & Catalog  Retail..............      2.94
    Media...................................      5.27
    Specialty Retail........................      5.01
  CONSUMER STAPLES..........................      8.91
    Beverages...............................      4.25
    Food Products...........................      4.66
  FINANCIALS................................     19.95
    Banks...................................     13.42
    Diversified Financials..................      6.53
  HEALTH CARE...............................      0.33
    Health Care Providers & Services........      0.33
  INDUSTRIALS...............................     10.83
    Commercial Services & Supplies .........      2.12
    Distributors............................      3.55
    Industrial Conglomerates................      4.00
    Trade Company & Distributor.............      1.16
  INFORMATION TECHNOLOGY....................     22.25
    Commercial Equipment....................      2.12
    Computers & Peripherals.................      3.51
    Electronic Equipment & Instruments......      3.23
    Internet Software & Services............      0.83
    IT Consulting & Services................      1.06
    Software................................      1.75
    Semiconductor Equipment & Products......      9.75
  TELECOMMUNICATION SERVICES................     15.54
    Diversified Telecommunication Services..      2.73
    Wireless Telecommunication Services.....     12.81
  UTILITIES.................................      4.66
    Electric Utilities......................      4.66
                                                ------
  TOTAL INVESTMENTS ........................    100.00%
                                                =======

--------------------------------------------------------------------------------
MATTHEWS ASIAN GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S COMMENTARY

Portfolio Manager: G. Paul Matthews

The Matthews Asian Growth and Income Fund gained 15.87% for the six-month period ended February 28, 2002, performing slightly better than the benchmark MSCI All Country Far East Free ex-Japan Index's performance of 14.55%. This performance can be attributed to strong returns from specific securities, particularly in South Korea, and from lower interest rates generally throughout the region.

The Fund benefited from its Korean holdings in preferred equities, which are essentially non-voting stocks that pay a higher dividend than their voting counterparts, and from its exposure to domestic industries.

Concerted easing by central banks in Asia to offset the impact of post September 11, 2001 declines in export demand caused sharp falls in interest rates around the region, which benefited higher yielding securities generally.

The continued strong performance of the domestic economies of China and South Korea, which both possess relatively large pools of consumers who continued to increase their spending in the second half of 2001, helped insulate these two economies from the uncertainties in the global economy. In general, companies that focused on domestic consumption saw their stock prices appreciate in the second half of 2001. Since companies in these sectors have historically paid out higher dividends than have manufacturing exporters, they have tended to have a higher weighting in this Fund than in pure growth oriented portfolios.

The Fund has maintained its exposure to convertible bonds at approximately 40% of the portfolio in recent months, with approximately 9% invested in preferred equities and the balance in equities with above average dividend yields.

In the early months of 2002, the Fund has increased its weighting in Thailand and has taken some profits in its Korean positions. Overall, the geographic positioning of the Fund has continued to favor South Korea, Hong Kong and Mainland China.

--------------------------------------------------------------------------------
                                 FUND PERFORMANCE
--------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                             AS OF FEBRUARY 28, 2002
--------------------------------------------------------------------------------
                                 MATTHEWS ASIAN
                             GROWTH AND INCOME FUND

  One Year .........................  15.90%
  Three Years ......................  24.35%
  Five Years .......................   7.71%
  Since Inception (9/12/94) ........   7.81%

--------------------------------------------------------------------------------
                         MSCI ALL COUNTRY FAR EAST FREE

                                 EX-JAPAN INDEX(1)

  One Year ......................... (5.29%)
  Three Years ......................   3.43%
  Five Years ....................... (11.42%)
  Since 9/12/94 ....................  (6.74%)

                         GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                   Matthews Asian    MSCI AC             Lipper
                   Growth and        Far East            Pacific
                   Income Fund       ex Japan            Free Index Ex-Japan

9/12/94            10000              10000              10000
11/30/94            9930              9074.96            9104.79
2/28/95            9721.7             8700.08            8392
5/31/95            10284.1            9714.12            9174.17
8/31/95            10088.9            9256.69            8918.42
11/30/95           10191              9176.84            8546.68
2/29/96            11124.1           10480.3             9694.15
5/31/96            11228.2           10754.6             9845.31
8/31/96            11122.4           10131.8             9293.71
11/30/96           11978             10774.9             9644.63
2/28/97            12094.9           10902.3             9856.72
5/31/97            12268.1           10553.4             9885.97
8/31/97            12753.6            8883.53            8987.76
11/30/97           9758.49            6241.93            6677.74
2/28/98            9872.76            6713.26            6748.45
5/31/98            9410.88            4965.1             5606.47
8/31/98            8255.87            3637.16            4425.53
11/30/98           9227.89            5596.41            5825.08
2/28/99            9117.03            5392.58            5784.9
5/31/99            10833.8            7051.83            7264.02
8/31/99            12602.6            8077               8508.58
11/30/99           13261.7            8573               9440.3
2/29/00            13871.5            8506              10729.8
5/31/00            13982.6            7541               8837.03
8/31/00            14957.3            7522               8980.13
11/30/00           13945.9            5828               7017.45
2/28/01            15125.6            6276               7336.89
5/31/01            15741              5599               6636.18
8/31/01            15130              5189               6007.64
11/30/01           15913.5            5221               6093.8
2/28/02            17531.1            5944               6752.11

--------------------------------------------------------------------------------

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Taiwan is only represented at 50% of its total market cap.

2 The Lipper Pacific ex-Japan Funds Average consisted of 23 funds as of 9/30/94.

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                                                           www.matthewsfunds.com
                                                           ---------------------
                                                             800.789.ASIA [2742]
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MATTHEWS ASIAN GROWTH AND INCOME FUND                    SCHEDULE OF INVESTMENTS
                                                   FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        SHARES          VALUE
                                                      --------        ----------

EQUITIES - 58.57%****
  CHINA/HONG KONG - 34.91%

  Bank of East Asia, Ltd. ..................           403,400        $  768,083
  Cafe De Coral
     Holdings, Ltd. ........................         1,816,000         1,175,854
  Cheung Kong Infrastructure
     Holdings, Ltd. ........................           297,500           469,179
  China Hong Kong Photo
     Products Holdings, Ltd. ...............         4,420,003           306,029
  CLP Holdings, Ltd. .......................           318,100         1,280,676
  Dickson Concepts
     International, Ltd. ...................         1,295,500           307,295
  Hang Seng Bank, Ltd. .....................            73,500           805,748
  Hong Kong Electric
     Holdings, Ltd. ........................           334,000         1,250,476
  Hong Kong Land
     Holdings, Ltd. ........................           528,000           997,920
  Huaneng Power
     International, Inc. ADR ...............            30,000           841,500
  Petrochina Co., Ltd., ADR** ..............            53,300         1,006,837
  Petrochina Co., Ltd. H Shares ............         1,154,000           214,546
  Shangri-La Asia, Ltd. ....................         1,357,000         1,165,737
  Television Broadcasts, Ltd. ..............           312,000         1,400,131
  The Wharf Holdings, Ltd. .................           510,000         1,121,451
  Vitasoy International
     Holdings, Ltd. ........................         5,130,000           795,882
                                                                      ----------
  TOTAL CHINA/HONG KONG ....................                          13,907,344
                                                                      ----------
  INDONESIA - 0.98%
  PT Indosat (Persero) ADR .................            40,200           392,754
                                                                      ----------
  SOUTH KOREA - 15.83%
  Hyundai Motor Co., Ltd. - Pfd. ...........            89,750         1,084,674
  Kookmin Bank ADR** .......................             1,415            62,846
  Korea Electric Power
     (KEPCO) Corp. ADR .....................           103,250           952,998
  Korea Gas Corp. ..........................            86,980         1,077,477
  LG Household & Health
     Care Ltd. - Pfd. ......................            72,660           965,946
  Samsung Fire & Marine
     Insurance Co., Ltd. - Pfd. ............            60,920         1,403,475
  Sindo Ricoh Co. ..........................            18,320           758,317
                                                                      ----------
  TOTAL SOUTH KOREA ........................                           6,305,733
                                                                      ----------
  THAILAND - 4.85%
  Bangkok Bank
     Public Co., Ltd.** ....................           457,000           705,892
  Charoen Pokphand Foods
     Public Co., Ltd. ......................         4,180,000           698,261
  Thai Farmers Bank
     Public Co., Ltd.** ....................           560,000           329,977
  Thai Farmers Bank
     Public Co., Ltd., Foreign** ...........           304,000           200,000
                                                                      ----------
  TOTAL THAILAND ...........................                           1,934,130
                                                                      ----------
  UNITED KINGDOM - 2.00%
  HSBC Holdings PLC ADR ....................            14,200        $  796,052
                                                                      ----------
TOTAL EQUITIES
   (Cost $21,486,127) ......................                          23,336,013
                                                                      ----------
                                                    FACE AMOUNT
INTERNATIONAL   DOLLAR  BONDS  -  37.92%****
CHINA/HONG  KONG  -  20.33%
Amoy Properties, Ltd.
   5.50%, 12/29/49 .........................         2,100,000         1,685,250
China Mobile HK Ltd., Cnv ..................
   2.250%, 11/03/05 ........................         1,800,000         1,676,250
Huaneng Power International
   Public Co., Ltd. ........................
   1.750%, 05/21/04 ........................           700,000           903,000
Korea Deposit Insurance Cnv ................
   2.250%, 10/11/05 ........................         1,520,000         1,721,400
New World Cap Finl., Cnv ...................
   (New World Development)
   3.000%, 06/09/04 ........................           600,000           681,000
New World Infrastructure Cnv ...............
   1.000%, 04/15/03 ........................           400,000           522,000
PCCW Capital Ltd., Cnv .....................
   3.500%, 12/05/05 ........................           900,000           911,250
                                                                      ----------
TOTAL CHINA/HONG KONG ......................                           8,100,150
                                                                      ----------
SINGAPORE - 6.38%
Finlayson Global Corp. .....................
   (DBS Holdings)***
   0.000%, 02/19/04 ........................           100,000           131,750
Finlayson Global Corp. .....................
   (DBS Holdings)
   0.000%, 02/19/04 ........................           850,000         1,119,875
Fullerton Global Corp. .....................
   (Singapore Telecom)
   0.000%, 04/02/03 ........................         1,100,000         1,289,750
                                                                      ----------
TOTAL SINGAPORE ............................                           2,541,375
                                                                      ----------
SOUTH KOREA - 7.94%
Intel Corp. ................................
   0.000%, 02/01/04 ........................           690,000           986,700
Korea Telecom Co. ..........................
   0.250%, 01/04/07 ........................         1,625,000         1,769,219
Korea Telecom Co.***
   0.250%, 01/04/07 ........................           375,000           408,281
                                                                      ----------
TOTAL SOUTH KOREA ..........................                           3,164,200
                                                                      ----------
TAIWAN - 0.84%
Mosel Vitelic, Inc. ........................

   1.000%, 02/02/05 ........................           200,000           222,000
Walsin Lihwa Corp. .........................
   3.250%, 06/16/04 ........................           120,000           112,200
                                                                      ----------
TOTAL TAIWAN ...............................                             334,200
                                                                      ----------

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

MATTHEWS ASIAN GROWTH AND INCOME FUND                    SCHEDULE OF INVESTMENTS
                                                   FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   FACE AMOUNT          VALUE
                                                   -----------        ----------
  THAILAND - 2.43%
  Bangkok Bank Public Co. ..................
     4.589%, 03/03/04 ......................         1,625,000        $  962,812
  Robinson Department Store
     Public Co., Ltd. ......................
     4.250%, 04/07/04 ......................            50,000             5,000
                                                                      ----------
  TOTAL THAILAND ...........................                             967,812
                                                                      ----------
TOTAL INTERNATIONAL DOLLAR BONDS
   (Cost $14,790,132) ......................                          15,107,737
                                                                      ----------
TOTAL INVESTMENTS - 96.49%****
   (Cost $36,276,259*) .....................                          38,443,750
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 3.51% ................                           1,396,608
                                                                      ----------
NET ASSETS - 100.00% .......................                         $39,840,358
                                                                     ===========
    * Cost for Federal income tax purposes is $36,276,259 and net unrealized appreciation consists of:
           Gross unrealized appreciation .....................      $ 3,177,427
           Gross unrealized depreciation .....................       (1,009,936)
                                                                      ----------
           Net unrealized appreciation .......................        $2,167,491
                                                                    ============
   ** Non-income producing security
  *** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2002, the value of these securities amounted to $540,031 or 1.36% of net assets.

 **** As a percentage of net assets as of February 28, 2002.

  ADR American Depositary Receipt
 Pfd. Preferred
 Cnv. Convertible

                See accompanying notes to financial statements.

                          MARKET SECTOR DIVERSIFICATION

AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES
  CONSUMER DISCRETIONARY....................     16.22%
    Automobiles.............................      2.88
    Hotels, Restaurants & Leisure...........      6.04
    Household Products......................      2.58
    Media...................................      3.67
    Multiline Retail........................      0.14
    Specialty Retail........................      0.91
  CONSUMER STAPLES..........................      3.90
    Food Products...........................      3.90
  ENERGY....................................      2.67
    Oil & Gas...............................      2.67
  FINANCIALS................................     33.01
    Banks...................................     12.94
    Diversified Financials..................      8.15
    Insurance...............................      3.70
    Real Estate.............................      8.22
  INDUSTRIALS...............................      5.80
    Commercial Services & Supplies..........      2.05
    Electrical Equipment....................      0.41
    Transportation Infrastructure...........      2.43
    Trade Companies & Distributors..........      0.91
  INFORMATION TECHNOLOGY....................      3.18
    Semiconductor Equipment & Products......      3.18
  MATERIALS.................................      1.31
    Construction Materials..................      1.31
  TELECOMMUNICATION SERVICES................     14.78
    Diversified Telecommunication Services..     10.42
    Wireless Telecommunication Services.....      4.36
  UTILITIES.................................     19.13
    Electric Utilities......................     16.27
    Gas Utilities...........................      2.86
                                                -------
  TOTAL INVESTMENTS ........................    100.00%
                                                =======
                                                           www.matthewsfunds.com
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

MATTHEWS KOREA FUND

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY

Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

For the six-month period ended February 28, 2002, the Matthews Korea Fund was up 58.96%, while the Korea Stock Price Index (KOSPI) was up 48.55%.

South Korea's resilient domestic economy held up the Korean equity market amid the global economic slowdown. Financial, information technology, and consumer-related stocks led the rally. Financial stocks were fueled by the expectation of further industry consolidation, while strong domestic consumption led the consumer stocks. The information technology sector benefited from the recovery in DRAM prices and a slight pick-up in end-user demand.

Samsung Electronics, Hana Bank, and Lotte Chilsung Beverage were among the top contributors to Fund performance. Many companies we visited in early 2002 are seeing recovery in demand and had a positive outlook for the year. Corporate governance is generally improving across all sectors. However, some concerns remain as household debt has increased to historical highs, and exports continue to decline.

Nonetheless, we believe that the recent rally is sustainable. We believe that South Korea's recent performance has been partly attributable to the structural re-rating of the market. Improved corporate governance and successful restructuring have lifted some of the traditional Korean discounts. We expect that the Korean discount will continue to erode as individual companies continue to focus more on profitability and shareholder value.

--------------------------------------------------------------------------------
                                 FUND PERFORMANCE
--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                             AS OF FEBRUARY 28, 2002
--------------------------------------------------------------------------------
                               MATTHEWS KOREA FUND

  One Year ..........................     63.49%
  Three Years .......................     28.83%
  Five Years ........................      6.43%
  Since Inception (1/3/95) ..........     (2.99%)

--------------------------------------------------------------------------------
                                     KOSPI(1)

                        (SOUTH KOREAN STOCK PRICE INDEX)

  One Year ..........................     37.54%
  Three Years .......................     14.35%
  Five Years ........................     (3.76%)
  Since 1/3/95 ......................     (9.42%)

                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                    Matthews                Korea Stock
                    Korea Fund              Price                   Korea
                    Class I Shares          Index                   Lipper Index

12/31/94            10000                   10000                   10000
2/28/95             9000                    8768.39                  9492.26
5/31/95             8960                    9009.59                 10337.2
8/31/95             9130                    9152.66                 10077.2
11/30/95            9230                    9416.78                  9716.27
2/29/96             8403.7                  8500.6                  10961.8
5/31/96             8635.74                 8918.8                  11162
8/31/96             7293.97                 7423.01                 10524.1
11/30/96            6819.81                 6820.47                 10929.4
2/28/97             5891.67                 6093.21                 11151.6
5/31/97             6416.27                 6603.12                 11202.8
8/31/97             6244.77                 5974.91                 10182.9
11/30/97            3046.72                 2736.63                  7481.67
2/28/98             3046.72                 2653.17                  7553.92
5/31/98             2280                    1828.7                   6297.94
8/31/98             2047.96                 1781.01                  4987.13
11/30/98            3107.25                 2810.91                  6567.75
2/28/99             3763                    3296.06                  6542.16
5/31/99             6012.73                 4809.27                  8274.24
8/31/99             7556.27                 6157.41                  9726.68
11/30/99            8222.11                 6663.65                 10806.6
2/29/00             7103.27                 5675.93                 12164.7
5/31/00             5723.01                 5022.04                 10140.3
8/31/00             5824.01                 4794.6                  10330.3
11/30/00            4309.09                 3247.45                  8093.81
2/28/01             4921.56                 3571.19                  8509.16
5/31/01             5269.49                 3707                     7822.59
8/31/01             5061.74                 3302                     7091.08
11/30/01            6516.12                 3936                     7203.45
2/28/02             8046.31                 4925                     8008.15

--------------------------------------------------------------------------------

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 KOSPI: The South Korea Stock Price Index is a capitalization-weighted index of all common stocks listed on the Korean Stock Exchange.
2 The Lipper Pacific ex-Japan Funds Average consisted of 27 funds as of 1/31/95.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

MATTHEWS KOREA FUND SCHEDULE OF INVESTMENTS        FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
                                                        SHARES          VALUE
                                                       -------        ----------

EQUITIES - SOUTH KOREA - 96.97%****
BUSINESS SERVICES - 1.24%
  MEDIA - 1.24%
  Cheil Communications, Inc. ...............            21,970        $2,904,109
                                                                      ----------
  TOTAL BUSINESS SERVICES ..................                           2,904,109
                                                                      ----------
CONSUMER DISCRETIONARY - 13.16%
  AUTOMOBILE PARTS - 0.25%
  Global & Yuasa Battery Co., Ltd.224,800 ..                             577,325
                                                                      ----------
  AUTOMOBILES - 6.57%
  Hyundai Motor Co., Ltd. ..................           373,481        10,268,682
  Hyundai Motor Co., Ltd. - Pfd. ...........           419,900         5,074,703
                                                                      ----------
                                                                      15,343,385
                                                                      ----------
  HOTELS, RESTAURANTS & LEISURE - 0.46%
  Kangwon Land, Inc.** .....................             7,900         1,080,066
                                                                      ----------
  INTERNET & CATALOG RETAIL - 4.10%
  Internet Auction Co., Ltd.** .............           202,027         3,303,788
  LG Home Shopping, Inc. ...................            61,083         6,251,791
                                                                      ----------
                                                                       9,555,579
                                                                      ----------
  RETAIL - 1.78%
  Hansol CSN Co., Ltd. .....................             3,215             8,937
  Hyundai Department
     Store Co., Ltd. .......................           129,200         4,147,594
                                                                      ----------
                                                                       4,156,531
                                                                      ----------
  TOTAL CONSUMER DISCRETIONARY .............                          30,712,886
                                                                      ----------
CONSUMER STAPLES - 14.11%
  BEVERAGES - 6.07%
  Hite Brewery Co., Ltd. ...................           138,211         8,247,351
  Lotte Chilsung Beverage Co. ..............            14,450         5,926,694
                                                                      ----------
                                                                      14,174,045
                                                                      ----------
  CONSUMER PRODUCTS - 2.55%
  Pacific Corp. ............................            58,880         5,959,604
                                                                      ----------
  FOOD PRODUCTS - 4.84%
  Lotte Confectionery Co., Ltd. ............            12,300         3,855,654
  Nong Shim Co., Ltd. ......................           122,978         7,431,256
                                                                      ----------
                                                                      11,286,910
                                                                      ----------
  HOUSEHOLD PRODUCTS / WARE - 0.65%
  LG Household & Health Care,
     Ltd. - Pfd. ...........................           114,520         1,522,435
                                                                      ----------
  TOTAL CONSUMER STAPLES ...................                          32,942,994
                                                                      ----------

FINANCIALS - 23.84%
  BANKS - 11.42%
  Hana Bank ................................           915,564       $13,658,425
  Kookmin Bank .............................           170,043         7,436,736
  Kookmin Bank ADR** .......................            68,939         3,062,960
  Shinhan Financial
     Group Co., Ltd. .......................           184,402         2,493,236
                                                                      ----------
                                                                      26,651,357
                                                                      ----------
  DIVERSIFIED FINANCIALS - 7.23%
  Good Morning
     Securities Co., Ltd. ..................         1,615,180         7,198,098
  Samsung Securities Co., Ltd. .............           206,795         8,028,751
  Seoul Securities Co., Ltd. ...............           336,380         1,651,537
                                                                      ----------
                                                                      16,878,386
                                                                      ----------
  INSURANCE - 5.19%
  Samsung Fire & Marine
     Insurance Co., Ltd. ...................           200,743         9,855,952
  Samsung Fire & Marine
     Insurance Co., Ltd. - Pfd. ............            98,000         2,257,723
                                                                      ----------
                                                                      12,113,675
                                                                      ----------
  TOTAL FINANCIALS .........................                          55,643,418
                                                                      ----------
HEALTH CARE - 1.36%
  HEALTH CARE EQUIPMENT & SUPPLIES - 0.40%
  Shinhung Co., Ltd. .......................           342,700           939,649
                                                                      ----------
  PHARMACEUTICALS - 0.96%
  Yuhan Corp. ..............................            48,960         2,229,993
                                                                      ----------
  TOTAL HEALTH CARE ........................                           3,169,642
                                                                      ----------
INDUSTRIALS - 7.03%
  CHEMICALS - 1.82%
  Hyosung Corp. ............................           299,752         4,245,298
                                                                      ----------
  COMMERCIAL SERVICES - 2.08%
  S1 Corp. .................................           338,405         4,869,412
                                                                      ----------
  CONSTRUCTION - 1.19%
  Tae Young Corp. ..........................            96,950         2,775,440
                                                                      ----------
  MACHINERY - 0.03%
  Hanjin Heavy
     Industries Co., Ltd. ..................            26,139            68,117
                                                                      ----------
  METALS & MINING - 1.91%
  Pohang Iron & Steel Co., Ltd. ............            20,300         2,246,356
  Poongsan Corp. ...........................           248,500         2,214,895
                                                                      ----------
                                                                       4,461,251
                                                                      ----------
  TOTAL INDUSTRIALS ........................                          16,419,518
                                                                      ----------
                                                           www.matthewsfunds.com
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

MATTHEWS KOREA FUND SCHEDULE OF INVESTMENTS        FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
                                                        SHARES           VALUE
                                                    ----------         ---------
INFORMATION TECHNOLOGY - 16.90%
  ELECTRICAL & ELECTRONIC EQUIPMENT - 1.63%
  Dae Duck GDS Co., Ltd. ...................           402,934        $3,804,421
                                                                      ----------
  INTERNET SOFTWARE & SERVICES - 2.27%
  NCSoft Corp. .............................            37,247         5,289,248
                                                                      ----------
  OFFICE ELECTRONICS - 1.22%
  Sindo Ricoh Co. ..........................            68,906         2,852,216
                                                                      ----------
  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 11.78%
  Samsung Electronics ......................            93,261        24,162,341
  Samsung Electronics Co.,
     Ltd. - Pfd. ...........................            28,990         3,339,357
                                                                      ----------
                                                                      27,501,698
                                                                      ----------
  TOTAL INFORMATION TECHNOLOGY .............                          39,447,583
                                                                      ----------
TELECOMMUNICATION SERVICES - 13.28%
  COMMUNICATIONS EQUIPMENT - 2.46%
  Humax Co., Ltd ...........................           149,243         5,749,220
                                                                      ----------
  TELECOMMUNICATION SERVICES - 2.76%
  Korea Telecom Corp. ......................           120,570         5,309,488
  Korea Telecom Corp. ADR ..................            51,000         1,137,300
                                                                      ----------
                                                                       6,446,788
                                                                      ----------
  WIRELESS TELECOMMUNICATION SERVICES - 8.06%
  KT Freetel** .............................           300,531         9,511,480
  SK Telecom Co., Ltd. .....................            38,695         7,599,290
  SK Telecom Co., Ltd., ADR ................            77,600         1,703,320
                                                                      ----------
                                                                      18,814,090
                                                                      ----------
  TOTAL TELECOMMUNICATION SERVICES .........                          31,010,098
                                                                      ----------
UTILITIES - 6.05%
  Daehan City Gas Co., Ltd. ................            57,492           614,481
  Korea Electric Power
     (KEPCO) Corp. .........................           432,850         7,176,567
  Korea Electric Power
     (KEPCO) Corp. ADR .....................           157,250         1,451,418
  Korea Gas Corp. ..........................           394,410         4,885,810
                                                                      ----------
  TOTAL UTILITIES ..........................                          14,128,276
                                                                      ----------
TOTAL EQUITIES - SOUTH KOREA
   (Cost $145,232,151) .....................                         226,378,524
                                                                      ----------

                                                   FACE AMOUNT           VALUE
                                                   -----------        ----------
INTERNATIONAL DOLLAR BONDS -
SOUTH KOREA - 0.98%***
FINANCIALS - 0.10%
  INSURANCE - 0.10%
  Korea Deposit Insurance Cnv ..............
     2.250%, 10/11/05 ......................           200,000        $  226,500
                                                                      ----------
TELECOMMUNICATION  SERVICES - 0.88%
Telecommunication  Services  - 0.88%
Korea Telecom Co.
     0.250%, 01/04/07 ......................         1,525,000         1,660,344
  Korea Telecom Co.***
     0.250%, 01/04/07 ......................           375,000           408,281
                                                                      ----------
                                                                       2,068,625
                                                                      ----------
TOTAL INTERNATIONAL DOLLAR BONDS -
   SOUTH KOREA
   (Cost $2,158,443) .......................                           2,295,125
                                                                      ----------
TOTAL INVESTMENTS - 97.95%****
   (Cost $147,390,594) .....................                         228,673,649
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 2.05% ................                           4,788,278
                                                                      ----------
NET ASSETS - 100.00% .......................                        $233,461,928
                                                                    ============

    * Cost for Federal income tax purposes is $147,390,594 and net unrealized appreciation consists of:

           Gross unrealized appreciation .........                  $83,212,278
           Gross unrealized depreciation .........                   (1,929,223)
                                                                   ------------
           Net unrealized appreciation ...........                  $81,283,055
                                                                   ============
   ** Non-income producing security
  *** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2002, the value of these securities amounted to $408,281 or 0.17% of net assets.
 **** As a percentage of net assets as of February 28, 2002.
  ADR American Depositary Receipt
 Cnv. Convertible
 GDS  Global Depositary Security
 Pfd. Preferred

                See accompanying notes to financial statements.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

MATTHEWS CHINA FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' COMMENTARY

Co-Portfolio Managers: G. Paul Matthews, Mark W. Headley and Richard H. Gao

For the six-months ended February 28, 2002, the Matthews China Fund gained 5.79%, outperforming its benchmarks, the MSCI China Free Index, which was down 0.36% and the Credit Lyonnais China World Index which gained 3.99% over the same time period.

The  Fund  remained  overweight  the  consumer  discretionary,   utilities,  and
industrial sectors. We continue to believe that domestic demand will be the major driving force behind China's economy in the long term.

While China's domestic market provides huge growth potential, competition has become more and more severe especially after China joined the World Trade Organization (WTO) in late 2001. We believe that quality of management and a good long-term track record are among the most important factors in finding good companies in China.

During the period, we added to our positions in Hong Kong companies that derive a substantial amount of their business from Mainland China. Examples of these companies are Texwinca, Giordano and Shangri-La Asia. We believe these companies, run by professional management teams in Hong Kong and with good long-term track records, will be the winners in the highly competitive domestic consumer market.

We have remained underweight the telecom and technology sectors. Although stock prices in the two sectors have been declining quite substantially lately, we believe they are still very expensive. We are also concerned about the regulatory issues in China's telecom sector.

China's economic growth started to slow in the second half of 2001 affected by the global economic slowdown. China's central bank recently cut interest rates for the first time since mid-1998. We believe that the central bank will continue to ease monetary policy and boost domestic demand. Meanwhile, we believe that economic reforms will be accelerated to meet the challenge of WTO entry.

--------------------------------------------------------------------------------
                                 FUND PERFORMANCE
-------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                             AS OF FEBRUARY 28, 2002
--------------------------------------------------------------------------------
                               MATTHEWS CHINA FUND

  One Year ..........................       6.95%
  Three Years .......................      27.10%
  Since Inception (2/19/98) .........       1.39%

--------------------------------------------------------------------------------
                                 CREDIT LYONNAIS
                               CHINA WORLD INDEX(1)

  One Year ..........................     (13.37%)
  Three Years .......................      13.01%
  Since 2/19/98 .....................      (6.90%)

--------------------------------------------------------------------------------
                             MSCI CHINA FREE INDEX(2)
  One Year ..........................     (33.90%)
  Three Years .......................     (11.11%)
  Since 2/19/98 .....................     (25.30%)

                         GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                Matthews        China           Lipper          MSCI Free
                China Fund      World           China Index     China Index
02/19/98        10000           10000           10000           10000
05/98           8570            8097            7810            7592
08/98           4360            4024            5364.01         3827
11/98           6650            6576            8018.56         6218
02/99           5150            5174            7038.55         4448
05/99           6734            7026            8771.49         6336
08/99           8624            9056            10225.1         8077
11/99           8746            8550            11711           6992
02/00           8586            9045            13345.5         5049
05/00           8472            8397            11684.6         5752
08/00           10223           10002           12940.8         6137
11/00           8164            7493            10507.6         4455
02/01           9886            8628            11388.8         4673
05/01           12371.6         9380            11356.5         4431
08/01           9994.92         7189            9297.75         3100
11/01           10114.5         7400            9358.45         3371
02/02           10573.4         7475            9559.71         3089

--------------------------------------------------------------------------------

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 The Credit Lyonnais China World Index is an unmanaged capitalization-weighted index of Chinese equities which are listed on the Hong Kong, Shanghai and Shenzhen stock exchanges.
2 The MSCI China Free Index is an unmanaged capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Red Chips are Chinese companies that are incorporated in Hong Kong but have at least 35% of their shares held by Chinese state-owned organizations.
3 The Lipper China Region Funds Average consisted of 17 funds as of 2/28/98.

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                                                           ---------------------
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MATTHEWS CHINA FUND SCHEDULE OF INVESTMENTS   FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        SHARES           VALUE
                                                     ---------         ---------

EQUITIES - CHINA/HONG KONG - 98.81%***
CONSUMER DISCRETIONARY - 27.81%
  AUTOMOBILES & COMPONENTS - 3.37%
  Denway Motors, Ltd.** ....................         2,100,600        $  538,666
  Qingling Motors Co., Ltd. ................
     H Shares ..............................         2,369,000           428,282
                                                                      ----------
                                                                         966,948
                                                                      ----------
  CONSUMER DURABLE & APPAREL - 4.74%
  TCL International
     Holdings, Ltd.** ......................           424,000            78,284
  Texwinca Holdings, Ltd. ..................         2,232,000         1,280,659
                                                                      ----------
                                                                       1,358,943
                                                                      ----------
  DISTRIBUTORS - 2.86%
  Li & Fung, Ltd. ..........................           610,000           821,231
                                                                      ----------
  HOTELS, RESTAURANTS & LEISURE - 4.34%
  Shangri-La Asia, Ltd. ....................         1,451,000         1,246,488
                                                                      ----------
  MEDIA - 4.71%
  Clear Media, Ltd.** ......................           350,000           212,039
  MediaNation, Inc.** ......................         1,200,000           307,721
  Television Broadcasts, Ltd. ..............           185,000           830,206
                                                                      ----------
                                                                       1,349,966
                                                                      ----------
  RETAIL - 3.75%
  Giordano International, Ltd. .............         2,112,000         1,076,408
                                                                      ----------
  TRAVEL & RECREATION - 4.04%
  China Travel International
     Investment Hong Kong, Ltd. ............         5,354,000         1,160,142
                                                                      ----------
  TOTAL CONSUMER DISCRETIONARY .............                           7,980,126
                                                                      ----------
CONSUMER STAPLES - 0.01%
  FOOD PRODUCTS - 0.01%
  Want Want Holdings Warrants ..............             3,500             3,815
                                                                      ----------
  TOTAL CONSUMER STAPLES ...................                               3,815
                                                                      ----------
ENERGY - 7.95%
  OIL & GAS - 7.95%
  CNOOC, Ltd. ..............................           658,000           704,463
  PetroChina Co., Ltd. H Shares ............         4,334,000           805,755
  Sinopec Zhenhai Refining &
     Chemical Co., Ltd. ....................         3,736,000           771,221
                                                                      ----------
  TOTAL ENERGY .............................                           2,281,439
                                                                      ----------
FINANCIALS - 6.65%
  DIVERSIFIED FINANCIALS - 4.80%
  China Everbright, Ltd. ...................           510,000        $  330,223
  Swire Pacific, Ltd. A Shares .............           192,500         1,046,508
                                                                      ----------
                                                                       1,376,731
                                                                      ----------
  REAL ESTATE - 1.85%
  China Vanke Co., Ltd. B Shares ...........           504,912           531,502
                                                                      ----------
  TOTAL FINANCIALS .........................                           1,908,233
                                                                      ----------
HEALTH CARE - 1.71%
  PHARMACEUTICALS - 1.71%
  China Pharmaceutical Enterprise
     & Investment Corp., Ltd. ..............         5,048,000           491,903
                                                                      ----------
  TOTAL HEALTH CARE ........................                             491,903
                                                                      ----------
INDUSTRIALS - 22.13%
  AIRLINES - 4.37%
  China Southern Airlines Co.,
     Ltd. Class H ..........................         2,926,000         1,003,562
  China Southern Airlines Co.,
     Ltd. ADR** ............................            14,800           249,380
                                                                      ----------
                                                                       1,252,942
                                                                      ----------
INDUSTRIAL CONGLOMERATES - 11.22%
Beijing Enterprises
   Holdings, Ltd. ..........................           780,000           885,083
Cheung Kong Infrastructure
   Holdings, Ltd. ..........................           404,500           637,925
China Merchants Holdings
   International Co., Ltd. .................         1,218,000           905,777
Shanghai Industrial
   Holdings, Ltd. ..........................           401,000           791,792
                                                                      ----------
                                                                       3,220,577
                                                                      ----------
MACHINERY - 1.15%
Shanghai Zhenhua Port
   Machinery Co., Ltd. B Shares ............           316,500           328,527
                                                                      ----------
TRANSPORTATION - 5.39%
New World Infrastructure, Ltd.** ...........         1,080,400           339,388
Zhejiang Expressway Co., Ltd. ..............
   H Shares ................................         4,482,000         1,206,805
                                                                      ----------
                                                                       1,546,193
                                                                      ----------
TOTAL INDUSTRIALS ..........................                           6,348,239
                                                                      ----------

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MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

MATTHEWS CHINA FUND SCHEDULE OF INVESTMENTS        FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
                                                        SHARES         VALUE
                                                     ---------       ----------
INFORMATION TECHNOLOGY - 10.40%
  COMPUTER SOFTWARE - 2.10%
  Travelsky Technology, Ltd.** .............           656,000       $  601,389
                                                                     ----------
  COMPUTERS & PERIPHERALS - 4.60%
  Legend Holdings, Ltd. ....................         3,122,000        1,320,970
                                                                     ----------
  IT CONSULTING & SERVICES - 3.70%
  AsiaInfo Holdings, Inc.** ................            95,350        1,060,292
                                                                     ----------
  TOTAL INFORMATION TECHNOLOGY .............                          2,982,651
                                                                     ----------
TELECOMMUNICATION SERVICES - 9.49%
  WIRELESS TELECOMMUNICATION SERVICES - 9.49%
  China Mobile HK, Ltd.** ..................           337,083          972,446
  China Mobile HK, Ltd. ADR** ..............            21,500          310,030
  China Unicom, Ltd.** .....................         1,338,000        1,286,659
  China Unicom, Ltd. ADR** .................            16,200          154,710
                                                                     ----------
  TOTAL TELECOMMUNICATION SERVICES .........                          2,723,845
                                                                     ----------
UTILITIES - 12.66%
  Beijing Datang Power Generation,
     Co., Ltd. H Shares ....................         2,124,000          810,191
  CLP Holdings, Ltd. .......................           130,100          523,785
  Huaneng Power
     International, Inc. ADR ...............            39,400        1,105,170
  Huaneng Power International, Inc. ........
     H Shares ..............................           506,000          356,829
  Shandong International Power
     Development Co., Ltd. .................
     H Shares ..............................         3,216,000          835,001
                                                                     ----------
  TOTAL UTILITIES ..........................                          3,630,976
                                                                     ----------
TOTAL INVESTMENTS - 98.81%***
   (Cost $28,228,191*) .....................                        $28,351,227
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 1.19% ................                            340,897
                                                                    -----------
NET ASSETS - 100.00% .......................                        $28,692,124
                                                                    ===========

    * Cost for Federal income tax purposes is $28,228,191and net unrealized appreciation consists of:

           Gross unrealized appreciation                             $3,158,864
           Gross unrealized depreciation                             (3,035,828)
                                                                     ----------
           Net unrealized appreciation                                $ 123,036
                                                                     ==========
   ** Non-income producing security
  *** As a percentage of net assets as of February 28, 2002.

  ADR American Depositary Receipt

                See accompanying notes to financial statements.

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                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

MATTHEWS JAPAN FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S COMMENTARY

Portfolio Manager: Mark W. Headley

The Matthews Japan Fund suffered a painful period for the six-month period ended February 28, 2002, falling 20.89%. During the same time period, the MSCI Japan Index fell 18.07% and the Tokyo Stock Index (TOPIX) fell 18.19%. As long-term fundamental investors, underperformance is always painful, and this time period is no exception.

The Matthews Japan Fund is positioned for a recovery in the domestic Japanese economy that has proven to be profoundly elusive. The Fund suffered losses in every major sector that it participated in, but losses in financials and consumer/retail companies were the most pronounced. These losses were largely a reflection of Japan's return to a recessionary environment yet again.

The failure of government officials, including Prime Minister Koizumi, to provide a clear plan of action for Japan's many structural challenges continues to undermine confidence both within Japan and abroad. Unemployment continues to rise, a sign that some restructuring is taking place, but no sense of new opportunities has emerged as the government continues with a "finger in the dyke" mentality to the country's fiscal problems.

We remain confident that despite a pall of gloom, major restructuring of the Japanese economy is occurring. Company by company, Japan is slowly improving its allocation of investment capital. We are well aware that our belief in this process has not resulted in superior performance relative to our benchmarks, but continue to believe a defensive portfolio risks missing the potential for a profound improvement in market conditions.

The Fund's first full year of existence witnessed just such a swing in market conditions with most investors caught either in defensive positions or entirely out of the market. So we continue to believe that better days lie ahead for Japan, and the portfolio continues to reflect this optimism.

--------------------------------------------------------------------------------
                                 FUND PERFORMANCE
--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                             AS OF FEBRUARY 28, 2002
--------------------------------------------------------------------------------
                               MATTHEWS JAPAN FUND
  One Year ..........................       (30.41%)
  Three Year ........................        (4.13%)
  Since Inception (12/31/98) ........        (0.11%)
--------------------------------------------------------------------------------
                              MSCI DEVELOPED MARKET
                                  JAPAN INDEX(2)
  One Year ..........................       (28.06%)
  Three Year ........................        (7.05%)
  Since 12/31/98 ....................        (7.19%)
--------------------------------------------------------------------------------
                                     TOPIX(1)
                               (TOKYO PRICE INDEX)

  One Year ..........................       (27.83%)
  Three Year ........................        (6.26%)
  Since 12/31/98 ....................        (6.12%)

                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                Matthews         Topix            Japanese
                Japan Fund       Index (Japan)    Lipper Index

12/31/98        10000            10000            10000
02/99           11310             9943            10146.4
05/99           15370            11260            11932.2
08/99           21700            14085            16380.9
11/99           22840            17077            20461.9
02/00           23323            16526            21615
05/00           21238            14929            17593.3
08/00           21320            14983            17791.2
11/00           16935            13017            14312.8
02/01           14319            11185            12026.7
05/01           16063.8          11664            12650.6
08/01           12595.1           9822            10237
11/01           12078.9           9213             9796.71
2/02             9964.45          8208             8851.35
--------------------------------------------------------------------------------
              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
           BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 TOPIX: The Tokyo Price Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.
2 The MSCI Developed Market Japan Index is an unmanaged, capitalization-weighted index of all Japanese equities.
3 The Lipper Japanese Funds Average consisted of 40 funds as of 12/31/98.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

MATTHEWS JAPAN FUND SCHEDULE OF INVESTMENTS        FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
                                                        SHARES           VALUE
                                                     ---------        ----------
EQUITIES - JAPAN - 99.23%***
CONSUMER DISCRETIONARY - 46.64%
  AUTOMOBILES - 5.43%
  Honda Motor Co., Ltd. ADR ................            23,400        $  465,894
                                                                      ----------
  BEVERAGES - 1.49%
  Starbucks Coffee Japan, Ltd.** ...........               598           128,023
                                                                      ----------
  BICYCLE MANUFACTURING - 4.22%
  Shimano, Inc. ............................            30,700           362,000
                                                                      ----------
  HOME FURNISHINGS - 2.26%
  Toto, Ltd. ...............................            46,000           193,865
                                                                      ----------
  HOUSEHOLD DURABLES - 11.64%
  Arc Land Sakamoto Co., Ltd. ..............            14,800           147,088
  Nintendo Co., Ltd. .......................             2,065           304,600
  Sony Corp. ...............................             4,500           204,446
  Sony Corp. ADR ...........................             7,410           342,342
                                                                      ----------
                                                                         998,476
                                                                      ----------
  INTERNET & CATALOG RETAIL - 4.85%
  Belluna Co., Ltd. ........................            12,240           416,155
                                                                      ----------
  MEDIA - 4.83%
  Fuji Television Network, Inc. ............                84           414,272
                                                                      ----------
  RETAIL - 11.92%
  Don Quijote Co., Ltd. ....................             5,200           298,420
  Fast Retailing Co. Bonus Issue ...........             6,800           122,458
  Fast Retailing Co., Ltd. .................             6,800           119,918
  Kyoto Kimono Yuzen Co., Ltd. .............                66           155,352
  USS Co., Ltd. ............................            10,300           326,337
                                                                      ----------
                                                                       1,022,485
                                                                      ----------
  TOTAL CONSUMER DISCRETIONARY .............                           4,001,170
                                                                      ----------
FINANCIALS - 22.83%
  BANKS - 3.61%
  Mizuho Holdings, Inc. ....................               164           310,047
                                                                      ----------
  DIVERSIFIED FINANCIALS - 17.48%
  Japan Securities Finance Co., Ltd. .......           113,000           391,795
  Monex, Inc.** ............................             1,675           299,141
  Nomura Holdings, Inc. ....................            38,000           434,448
  The Nikko Securities Co., Ltd. ...........            62,000           238,595
  Tsubasa Securities Co., Ltd. .............            72,000           135,580
                                                                      ----------
                                                                       1,499,559
                                                                      ----------
  INSURANCE - 1.74%
  AFLAC, Inc. ..............................             5,800           149,060
                                                                      ----------
  TOTAL FINANCIALS .........................                           1,958,666
                                                                      ----------
HEALTH CARE - 1.76%
  PHARMACEUTICALS - 1.76%
  Banyu Pharmaceutical Co., Ltd. ...........             6,000        $   78,909
  Nippon Shinyaku Co., Ltd. ................            17,000            72,408
                                                                      ----------
  TOTAL HEALTH CARE ........................                             151,317
                                                                      ----------
INDUSTRIALS - 0.98%
  MACHINERY - 0.98%
  Nitto Kohki Co., Ltd. ....................             6,600            83,841
                                                                      ----------
  TOTAL INDUSTRIALS ........................                              83,841
                                                                      ----------
INFORMATION TECHNOLOGY - 18.76%
  COMPUTERS & PERIPHERALS - 3.05%
  NEC Corp. ................................            36,000           261,745
                                                                      ----------
  COMPUTERS, NETWORKS & SOFTWARE - 2.20%
  Internet Initiative Japan, Inc. ADR** ....            34,900           189,158
                                                                      ----------
  COMPUTERS-INTERGRATED SYSTEMS - 1.21%
  Itochu Techno-Science Corp. ..............             3,100           104,009
                                                                      ----------
  ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.70%
  Canon, Inc. ..............................             9,500           332,935
  Kyocera Corp. ............................             3,800           227,730
  Tokyo Denpa Co., Ltd. ....................             8,600            99,607
                                                                      ----------
                                                                         660,272
                                                                      ----------
  SEMICONDUCTOR EQUIPMENT - 2.53%
  Rohm Co., Ltd. ...........................             1,500           216,888
                                                                      ----------
  SOFTWARE - 2.07%
  Konami Corp. .............................             9,600           177,545
                                                                      ----------
  TOTAL INFORMATION TECHNOLOGY .............                           1,609,617
                                                                      ----------
REAL ESTATE - 1.60%
  REAL ESTATE DEVELOPMENT - 1.60%
  Joint Corp. ..............................            10,200           137,575
                                                                      ----------
  TOTAL REAL ESTATE ........................                             137,575
                                                                      ----------
SERVICES - 3.06%
  BUSINESS SERVICES - 3.06%
  The Goodwill Group, Inc. .................               124           262,223
                                                                      ----------
  TOTAL SERVICES ...........................                             262,223
                                                                      ----------
TELECOMMUNICATION SERVICES - 3.60%
  DIVERSIFIED TELECOMMUNICATION SERVICES - 3.60%
  Nippon Telegraph &
     Telephone Corp. .......................                25            79,768
  Nippon Telegraph &
     Telephone Corp. ADR ...................            14,300           228,943
                                                                      ----------
  TOTAL TELECOMMUNICATION SERVICES                                       308,711
                                                                      ----------

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                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

MATTHEWS JAPAN FUND SCHEDULE OF INVESTMENTS        FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                      ----------

TOTAL INVESTMENTS - 99.23%***
   (Cost $11,293,487)                                                 $8,513,120
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 0.77%                                               66,018
                                                                      ----------
NET ASSETS - 100.00%                                                  $8,579,139
                                                                      ==========

    * Cost for Federal income tax purposes is $11,293,487 and net unrealized appreciation consists of:

           Gross unrealized appreciation .....................     $   211,710
           Gross unrealized depreciation .....................      (2,992,077)
                                                                   ------------
           Net unrealized depreciation .......................     $(2,780,367)
                                                                   ============
   ** Non-income producing security
  *** As a percentage of net assets as of February 28, 2002.

  ADR American Depositary Receipt

                See accompanying notes to financial statements.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

MATTHEWS ASIAN TECHNOLOGY FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' COMMENTARY

Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

The Matthews Asian Technology Fund was up 9.92% for the six-month period ended February 28, 2002 while the benchmark MSCI/Matthews Asian Technology Index was up 0.26%.

Within the Asian technology sector, we are most positive on portable devices such as handsets and notebooks, and semiconductors, the hardest hit industry in 2001.

The biggest contributor to the Fund on a country-by-country basis was South Korea, with Taiwan coming in second. Japanese companies continued to lag behind. South Korea's resilient domestic economy and technological advancements enabled companies to perform well over the last six months, while the expectation of a U.S. economic recovery, slight pick-up in the end-user demand, and the global outsourcing trend contributed to the Taiwanese technology sector rally.

On a company-by-company basis, Samsung Electronics was the biggest contributor to the Fund's positive performance. Samsung Electronics benefited from a recovery in DRAM prices and its telecommunications division's strong performance. Samsung Electronics also improved its brand image and its brand equity value has emerged as the second most valuable among Asian-based companies behind only Sony.

We remain overweight South Korea and Taiwan. We are also overweight Japanese exporters. We believe the Asian technology sector is well positioned to benefit from a U.S. economic recovery, which appears to be on its way. However, if the expected turnaround in the U.S. market is delayed, we believe that it will be a challenge for South Korean and Taiwanese companies to hold their ground.

--------------------------------------------------------------------------------
                                 FUND PERFORMANCE
--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                             AS OF FEBRUARY 28, 2002
--------------------------------------------------------------------------------
                                 MATTHEWS ASIAN
                                 TECHNOLOGY FUND
  One Year ..........................       (14.53%)
  Since Inception (12/27/99) ........       (34.01%)
--------------------------------------------------------------------------------
                                  MSCI/MATTHEWS
                             ASIAN TECHNOLOGY INDEX(1)
  One Year ..........................       (23.76%)
  Since 12/31/99 ....................       (39.40%)

                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                     Matthews Asian          MSCI/Matthews Asian      Lipper
                     Technology Fund         Technology Index         Science &
                                                                      Tech Index
12/27/99             10000                   10000                    10000
2/28/00              11370                    9488                    12501.2
5/31/00               7900                    7717                     9125.94
8/31/00               7610                    7449                    11614.9
11/30/00              4870                    5112                     6816.21
2/28/01               4743                    4413                     5346.37
5/31/01               4533.73                 4278                     5135.96
8/31/01               3687.58                 3355                     4068.5
11/30/01              3959.19                 3427                     4209.75
2/28/02               4053.5                  3364                     3639.36

--------------------------------------------------------------------------------

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 The MSCI/Matthews Asian Technology Index is an unmanaged capitalization-weighted index of Asian equities comprised of a broad range of technology stocks including: semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

2 The Lipper Science and Technology Funds Average consisted of 180 funds as of 12/31/99.

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                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

MATTHEWS ASIAN TECHNOLOGY FUND      SCHEDULE OF INVESTMENTS
                                                   FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        SHARES           VALUE
                                                      --------        ----------
EQUITIES - 102.55%***
  CHINA/HONG KONG - 25.36%
  Asia Satellite Telecommunications
     Holdings, Ltd. ........................           282,400        $  481,573
  AsiaInfo Holdings, Inc.** ................            50,600           562,672
  China Mobile HK, Ltd.** ..................           148,500           428,405
  China Mobile HK, Ltd. ADR** ..............             5,000            72,100
  China Unicom, Ltd.** .....................           388,000           373,112
  China Unicom, Ltd. ADR** .................            20,100           191,955
  China.com Corp. A Shares** ...............           113,500           317,233
  i-CABLE Communications** .................           422,000           254,306
  Legend Holdings, Ltd. ....................           921,000           389,690
                                                                      ----------
  TOTAL CHINA/HONG KONG ....................                           3,071,046
                                                                      ----------
  INDIA - 1.14%
  Infosys Technologies Ltd., ADR** .........             2,500           137,525
                                                                      ----------
  JAPAN - 19.58%
  Advantest Corp. ..........................             4,300           283,400
  Canon, Inc. ..............................            10,500           367,981
  Itochu Techno-Science Corp. ..............               900            30,196
  Konami Corp. .............................            10,500           194,190
  NEC Corp. ................................            63,000           458,054
  NEC Corp. ADR ............................            14,000           101,500
  Nintendo Co., Ltd. .......................             2,235           329,676
  Sony Corp. ...............................             4,200           190,816
  Sony Corp. ADR ...........................             9,000           415,800
                                                                      ----------
  TOTAL JAPAN ..............................                           2,371,613
                                                                      ----------
  SINGAPORE - 7.16%
  CSE Systems &
     Engineering, Ltd.** ...................           529,000           142,944
  Datacraft Asia, Ltd. .....................           169,720           386,961
  Venture Manufacturing, Ltd. ..............            42,000           337,033
                                                                      ----------
  TOTAL SINGAPORE ..........................                             866,938
                                                                      ----------
SOUTH KOREA - 27.12%
  Humax Co., Ltd ...........................            10,857           418,239
  Internet Auction Co., Ltd.** .............            25,786           421,683
  Korea Telecom Corp. ......................             6,010           264,660
  Korea Telecom Corp. ADR ..................             8,600           191,780
  KT Freetel** .............................            14,111           446,598
  NCSoft Corp. .............................             3,063           434,960
  Samsung Electronics ......................             2,913           754,709
  SK Telecom Co., Ltd. .....................             1,789           351,341
                                                                      ----------
TOTAL SOUTH KOREA ..........................                           3,283,970
                                                                      ----------
  TAIWAN - 17.48%
  Asustek Computer, Inc. ...................            71,000        $  343,826
  Hon Hai Precision
     Industry  Co., Ltd. ...................            75,600           344,566
  Realtek Semiconductor Corp. ..............            67,500           346,105
  Sunplus Technology Co., Ltd ..............            86,000           296,425
  Taiwan Semiconductor
     Manufacturing Co., Ltd.** .............           186,536           435,720
  VIA Technologies, Inc.** .................            78,120           324,898
  Zyxel Communications Corp.** .............            13,803            25,164
                                                                      ----------
  TOTAL TAIWAN .............................                           2,116,704
                                                                      ----------
  THAILAND - 4.71%
  Advanced Info Service
     Public Co., Ltd. ......................           548,100           570,676
                                                                      ----------
TOTAL INVESTMENTS - 102.55%***
   (Cost $13,316,820) ......................                          12,418,472
LIABILITIES, LESS CASH AND
   OTHER ASSETS - (2.55)% ..................                           (308,824)
                                                                      ----------
NET ASSETS - 100.00% .......................                         $12,109,648
                                                                     ===========

                See accompanying notes to financial statements.

     *Cost for Federal income tax purposes is $13,316,820 and net unrealized appreciation consists of:

           Gross unrealized appreciation                            $ 1,207,451
           Gross unrealized depreciation                             (2,105,799)
                                                                    ------------
           Net unrealized depreciation                              $  (898,348)
                                                                    ============
   ** Non-income producing security.
  *** As a percentage of net assets as of February 28, 2002.
  ADR American Depositary Receipt

MARKET SECTOR DIVERSIFICATION

AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES
  CONSUMER DISCRETIONARY....................     17.76%
    Household Durables......................     10.83
    Internet & Catalog Retail...............      3.33
    Leisure Equipment & Products............      1.55
    Media...................................      2.05
  INFORMATION TECHNOLOGY....................     55.10
    Commercial Equipment....................      3.14
    Computers & Peripherals.................     10.61
    Electronic Equipment & Instruments......      5.52
    Internet Software & Services............      6.19
    IT Consulting & Services................      2.42
    Office Electronics......................      2.98
    Semiconductor Equipment & Products......     19.74
    Software................................      4.50
  TELECOMMUNICATION SERVICES................     27.14
    Diversified Telecommunication Services..      7.48
    Wireless Telecommunication Services.....     19.66
                                                ------
  TOTAL INVESTMENTS ........................    100.00%
                                                =======

MATTHEWS ASIAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES               FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                               MATTHEWS       MATTHEWS                                                  MATTHEWS
                                               PACIFIC      ASIAN GROWTH     MATTHEWS      MATTHEWS       MATTHEWS        ASIAN
                                                TIGER        AND INCOME        KOREA        CHINA          JAPAN        TECHNOLOGY
                                                FUND            FUND           FUND         FUND           FUND           FUND
                                             ------------   ------------   ------------   ------------   ------------  -------------
ASSETS:
Investments, at value (Cost
$94,617,524, $36,276,259,
$147,390,594, $28,228,191,
$11,293,487 and $13,316,820,
respectively) ............................   $101,135,526   $ 38,443,750   $228,673,649   $ 28,351,227   $  8,513,120  $ 12,418,472
   Cash ..................................           --        2,234,226      7,110,444      1,021,381         98,283            --
   Foreign currency, at value (Cost
     $0, $107, $0, $0, $0, and $250,918,
     respectively) .......................           --              107           --             --             --         250,833
   Dividends and interest receivable .....        134,729        262,659      1,250,842            345          5,114         8,779
   Receivable for securities sold ........           --             --             --             --             --          73,735
   Receivable for capital shares sold ....        275,873        226,917        551,518         68,538         20,500         6,144
   Deferred organization costs (Note 1-F)            --             --             --            3,008           --              --
   Other assets ..........................          7,219          2,616         15,942          2,265            612         1,309
                                             ------------   ------------   ------------   ------------   ------------  ------------
     Total assets ........................    101,553,347     41,170,275    237,602,395     29,446,764      8,637,629    12,759,272
                                             ------------   ------------   ------------   ------------   ------------  ------------
LIABILITIES:
   Payable for securities purchased ......           --        1,277,014      3,617,976        678,118           --         246,264
   Payable for capital shares redeemed ...        224,025          5,249        208,606         20,545         21,976       314,063
   Cash overdraft ........................        177,069           --             --             --             --          27,435
   Due to Advisor (Note 2) ...............         98,405         27,337        162,682         27,951          5,693         9,198
   Accrued expenses ......................        141,313         20,317        151,203         28,026         30,821        52,664
   Other liabilities .....................            122             --             --             --             --            --
                                             ------------   ------------   ------------   ------------   ------------  ------------
     Total liabilities ...................        640,934      1,329,917      4,140,467        754,640         58,490       649,624
                                             ------------   ------------   ------------   ------------   ------------  ------------
NET ASSETS: ..............................   $100,912,413   $ 39,840,358   $233,461,928   $ 28,692,124   $  8,579,139  $ 12,109,648
                                             ============   ============   ============   ============   ============  ============
SHARES OUTSTANDING:
(shares of beneficial interest issued and
  outstanding, respectively, unlimited
  number of shares authorized with a
  $0.001 par value) ......................     11,087,863      3,864,350     56,032,418      2,991,043        991,477     3,153,680
                                             ============   ============   ============   ============   ============  ============
Net asset value, offering price and
redemption price .........................   $       9.10   $      10.31   $       4.17   $       9.59   $       8.65  $       3.84
                                             ============   ============   ============   ============   ============  ============
NET ASSETS CONSIST OF:
Capital paid-in ..........................    $101,455,41   $ 36,012,012   $162,800,850   $ 30,579,291    $17,827,576   $29,649,908
   Accumulated undistributed net
     investment income (loss) ............       (487,127)        77,414       (412,497)       (83,679)      (174,792)     (152,861)
   Accumulated net realized gain (loss)
     on investments ......................     (6,574,445)     1,583,349    (10,206,925)    (1,926,525)    (6,293,242)  (16,488,840)
   Net unrealized appreciation (depreciation)
     on investments and foreign currency
     related transactions ................      6,518,574      2,167,583     81,280,500        123,037     (2,780,403)     (898,559)
                                             ------------   ------------   ------------   ------------   ------------  ------------
                                             $100,912,413    $39,840,358   $233,461,928    $28,692,124     $8,579,139   $12,109,648
                                             ============   ============   ============   ============   ============  ============

                See accompanying notes to financial statements.

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                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED  FEBRUARY 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                             MATTHEWS        MATTHEWS                                            MATTHEWS
                                              PACIFIC      ASIAN GROWTH     MATTHEWS       MATTHEWS       MATTHEWS        ASIAN
                                               TIGER        AND INCOME        KOREA          CHINA         JAPAN        TECHNOLOGY
                                               FUND            FUND           FUND           FUND           FUND          FUND
                                            ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
Dividends (net of foreign tax
   withheld of $56,084, $24,582,
   $303,070, $0, $3,197, and
   $4,856, respectively) .................  $    387,042   $    283,695   $  1,354,836   $    165,387   $     17,449   $     21,513
     Interest ............................          --          371,389          4,863           --              607           --
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Total investment income .............       387,042        655,084      1,359,699        165,387         18,056         21,513
                                            ------------   ------------   ------------   ------------   ------------   ------------
EXPENSES:
   Investment advisory fees (Note 2) .....       407,121        144,484        793,180        112,236         36,573         54,816
   Recovery of reimbursed expenses
     (Note 2) ............................        37,644         17,499           --            4,680           --             --
   Transfer agent fees ...................       118,597         25,857        148,935         29,562         14,919         18,186
   Administration fees ...................        65,338         17,510         94,311         16,331          6,184          7,951
   Accounting fees .......................        40,050         10,560         58,140         12,090          4,650          5,550
   Professional fees .....................        18,151          2,429         19,264          2,057          3,175          4,016
   Custodian fees ........................        42,756         15,264         90,451         28,951          6,755         16,067
   Directors fees (Note 2) ...............         4,165          1,140          6,377          1,289            496            635
   Insurance expense .....................         5,232          1,106          7,510            819            803            803
   Amortization of organization costs
     (Note 1-F) ..........................          --             --             --            1,531           --             --
   Printing expense ......................        12,893          2,480         12,299          1,884          2,355          2,480
   Registration expenses .................        16,527         10,712         16,860         11,901         13,885         15,025
   Other expenses ........................         6,706          2,494          8,062          2,921          1,240          3,653
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Total expenses ......................       775,180        251,535      1,255,389        226,252         91,035        129,182
Expenses waived and reimbursed (Note 2) ..          --             --             --             --          (17,890)       (18,030)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Net expenses ........................       775,180        251,535      1,255,389        226,252         73,145        111,152
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) .............      (388,138)       403,549        104,310        (60,865)       (55,089)       (89,639)
                                            ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCY
   RELATED TRANSACTIONS:
   Net realized gain (loss) on investments    (4,121,636)     2,533,261      8,105,127       (821,193)    (2,098,487)      (862,215)
   Net realized gain (loss) on foreign
     currency related transactions .......       (12,705)        (1,788)      (177,506)           (56)          (659)        (2,743)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency related transactions    16,490,609      1,752,983     69,605,914      2,231,370        407,564      2,116,482
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     related transactions ................    12,356,268      4,284,456     77,533,535      1,410,121     (1,691,582)     1,251,524
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS ..........................  $ 11,968,130   $  4,688,005   $ 77,637,845   $  1,349,256   ($ 1,746,671)  $  1,161,885
                                            ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

MATTHEWS ASIAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          MATTHEWS PACIFIC                     MATTHEWS ASIAN
                                                                             TIGER FUND                    GROWTH AND INCOME FUND
                                                                     -----------------------------     -----------------------------
                                                                      SIX MONTHS                        SIX MONTHS
                                                                         ENDED           YEAR              ENDED          YEAR
                                                                     FEBRUARY 28,        ENDED         FEBRUARY 28,       ENDED
                                                                         2002          AUGUST 31,           2002        AUGUST 31,
                                                                      (UNAUDITED)        2001          (UNAUDITED)         2001
                                                                     ------------     ------------     ------------    -------------
OPERATIONS:
Net investment income (loss) ....................................    ($   388,138)    $    574,328     $    403,549    $  1,268,721
Net realized gain (loss) on investments and
  foreign currency related transactions .........................      (4,134,341)      (2,037,058)       2,531,473        (825,263)
Net change in unrealized appreciation (depreciation) on
  investments and foreign currency related transactions .........      16,490,609      (27,835,776)       1,752,983        (240,759)
                                                                     ------------     ------------     ------------    -------------
Net increase in net assets from operations ......................      11,968,130      (29,298,506)       4,688,005         202,699
                                                                     ------------     ------------     ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I .......................................................        (104,784)      (2,614,945)        (606,192)     (1,065,963)
  Class A .......................................................             N/A          (34,982)             N/A             N/A
Realized gains on investments:
  Class I .......................................................        (274,572)      (7,093,168)            --        (1,037,531)
  Class A .......................................................             N/A         (107,171)             N/A             N/A
                                                                     ------------     ------------     ------------    -------------
Net decrease in net assets resulting
  from distributions ............................................        (379,356)      (9,850,266)        (606,192)     (2,103,494)
                                                                     ------------     ------------     ------------    -------------
CAPITAL SHARE TRANSACTIONS (NET):
Class I .........................................................      12,820,530        3,667,083       11,312,000      14,878,373
Class A .........................................................             N/A       (1,187,737)             N/A             N/A
                                                                     ------------     ------------     ------------    -------------
Increase in net assets derived from
  capital share transactions ....................................      12,820,530        2,479,346       11,312,000      14,878,373
                                                                     ------------     ------------     ------------    -------------
   Total increase in net assets .................................      24,409,304      (36,669,426)      15,393,813      12,977,578
NET ASSETS:
   Beginning of period ..........................................      76,503,109      113,172,535       24,446,545      11,468,967
                                                                     ------------     ------------     ------------    -------------
End of period (including undistributed net investment
   income (loss) of $(487,127), $42,401, $77,414,
   and $280,057, respectively) ..................................    $100,912,413     $ 76,503,109     $ 39,840,358    $ 24,446,545
                                                                     ============     ============     ============    =============

N/A   Not Applicable

                 See accompanying notes to financial statements.

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                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MATTHEWS KOREA                    MATTHEWS CHINA
                                                                                 FUND                             FUND
                                                                     -----------------------------     -----------------------------
                                                                      SIX MONTHS                        SIX MONTHS
                                                                         ENDED           YEAR             ENDED           YEAR
                                                                     FEBRUARY 28,        ENDED         FEBRUARY 28,       ENDED
                                                                         2002          AUGUST 31,          2002          AUGUST 31,
                                                                     (UNAUDITED)         2001           (UNAUDITED)        2001
                                                                     ------------     ------------     ------------    -------------
OPERATIONS
   Net investment income (loss) .................................    $    104,310     $    830,403     ($    60,865)   $    376,674
   Net realized gain (loss) on investments and
     foreign currency related transactions ......................       7,927,621      (13,729,542)        (821,249)       (981,137)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency related transactions ......................      69,605,914       (1,209,908)       2,231,370      (2,331,876)
                                                                     ------------     ------------     ------------    -------------
   Net increase (decrease) in
net assets from operations ......................................      77,637,845      (14,109,047)       1,349,256      (2,936,339)
                                                                     ------------     ------------     ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
   Class I ......................................................        (467,505)            --           (381,550)       (135,340)
   Class A ......................................................             N/A             --                N/A             N/A
   Realized gains on investments:
   Class I ......................................................      (3,455,469)     (29,963,931)            --          (259,637)
   Class A ......................................................             N/A      (12,702,421)             N/A             N/A
                                                                     ------------     ------------     ------------    -------------
   Net decrease in net assets resulting from distributions             (3,922,974)     (42,666,352)        (381,550)       (394,977)
                                                                     ------------     ------------     ------------    -------------
CAPITAL SHARE TRANSACTIONS (NET):
   Class I ......................................................      42,614,765       52,883,977        7,881,360      13,942,021
   Class A ......................................................             N/A       (5,884,513)             N/A             N/A
                                                                     ------------     ------------     ------------    -------------
   Increase in net assets derived from
   capital share transactions ...................................      42,614,765       46,999,464        7,881,360      13,942,021
                                                                     ------------     ------------     ------------    -------------
Total increase (decrease) in net assets .........................     116,329,636       (9,775,935)       8,849,066      10,610,705
NET ASSETS:
   Beginning of period ..........................................     117,132,292      126,908,227       19,843,058       9,232,353
                                                                     ------------     ------------     ------------    -------------
   End of period (including undistributed
     net investment income (loss) of ($412,497),
     $121,474, ($83,679), and $358,736, respectively) ...........    $233,461,928     $117,132,292     $ 28,692,124    $ 19,843,058
                                                                     ============     ============     ============    =============

N/A   Not Applicable
                 See accompanying notes to financial statements.

MATTHEWS ASIAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MATTHEWS JAPAN               MATTHEWS ASIAN
                                                                               FUND                    TECHNOLOGY FUND
                                                                     -----------------------------     -----------------------------
                                                                      SIX MONTHS                        SIX MONTHS
                                                                         ENDED           YEAR             ENDED           YEAR
                                                                     FEBRUARY 28,        ENDED         FEBRUARY 28,       ENDED
                                                                         2002          AUGUST 31,          2002          AUGUST 31,
                                                                     (UNAUDITED)         2001           (UNAUDITED)        2001
                                                                     ------------     ------------     ------------    -------------
OPERATIONS:
   Net investment income (loss) .................................    ($    55,089)    ($   102,884)    ($    89,639)   $    244,064
   Net realized loss on investments and
     foreign currency related transactions ......................      (2,099,146)      (3,446,164)        (864,958)    (12,868,227)
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency related transactions ..............................         407,564       (4,135,528)       2,116,482       2,014,453
                                                                     ------------     ------------     ------------    -------------
   Net increase (decrease) in
     net assets from operations .................................      (1,746,671)      (7,684,576)       1,161,885     (10,609,710)
                                                                     ------------     ------------     ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class I ....................................................        (182,412)        (360,020)        (142,101)       (615,326)
     Class A ....................................................             N/A              N/A              N/A             N/A
   Realized gains on investments:
     Class I ....................................................            --           (910,401)            --              --
     Class A ....................................................             N/A              N/A              N/A             N/A
                                                                     ------------     ------------     ------------    -------------
   Net decrease in net assets resulting
     from distributions .........................................        (182,412)      (1,270,421)        (142,101)       (615,326)
                                                                     ------------     ------------     ------------    -------------
CAPITAL SHARE TRANSACTIONS (NET):
   Class I ......................................................       2,750,218       (7,155,774)       1,482,776      (3,737,856)
   Class A ......................................................             N/A              N/A              N/A             N/A
                                                                     ------------     ------------     ------------    -------------
   Increase (decrease) in net assets derived from
     capital share transactions .................................       2,750,218       (7,155,774)       1,482,776      (3,737,856)
                                                                     ------------     ------------     ------------    -------------
   Total increase (decrease) in net assets ......................         821,135      (16,110,771)       2,502,560     (14,962,892)
NET ASSETS:
   Beginning of period ..........................................       7,758,004       23,868,775        9,607,088      24,569,980
                                                                     ------------     ------------     ------------    -------------
   End of period (including undistributed
     net investment income (loss) of ($174,792),
     $62,709, ($152,861) and $78,879  respectively ..............    $  8,579,139     $  7,758,004     $ 12,109,648    $  9,607,088
                                                                     ============     ============     ============    =============

N/A   Not Applicable

                 See accompanying notes to financial statements.

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                                                           ---------------------
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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                                      MATTHEWS PACIFIC
                                                                                         TIGER FUND
                                                         ---------------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED             YEAR           YEAR          YEAR          YEAR
                                                         FEBRUARY 28,         ENDED          ENDED         ENDED         ENDED
                                                             2002           AUGUST 31,     AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                          (UNAUDITED)          2001           2000          1999          1998
                                                         -------------      ---------      ---------      --------      ---------
Net Asset Value, beginning of period ................         $   7.91      $   12.35      $   10.41      $   4.07      $   11.30
                                                         -------------      ---------      ---------      --------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss) .....................            (0.04)          0.08           0.20          0.21           0.02
   Net realized gain (loss) and unrealized
     appreciation (depreciation) on
     investments and foreign currency ...............             1.27          (3.37)          2.01          6.15          (7.18)
                                                         -------------      ---------      ---------      --------      ---------
   Total from investment operations .................             1.23          (3.29)          2.21          6.36          (7.16)
                                                         -------------      ---------      ---------      --------      ---------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................            (0.01)         (0.31)         (0.27)        (0.02)         (0.01)
   Net realized gains on investments ................            (0.03)         (0.84)            --            --          (0.06)
                                                         -------------      ---------      ---------      --------      ---------
   Total distributions ..............................            (0.04)         (1.15)         (0.27)        (0.02)         (0.07)
                                                         -------------      ---------      ---------      --------      ---------
   Net Asset Value, end of period ...................         $   9.10      $    7.91      $   12.35      $  10.41      $    4.07
                                                         =============      =========      =========      ========      =========
TOTAL RETURN ........................................            15.55%(2)     (27.46%)        21.28%       156.28%        (63.43%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ................         $100,912        $76,503       $111,502      $109,936        $31,319
   Ratio of expenses to average net
     assets before reimbursement
     and waiver of expenses by
     Advisor and Administrator ......................             1.90%(1)       1.90%          1.88%         1.90%          2.06%
   Ratio of expenses to average net
     assets after reimbursement
     and waiver of expenses by
     Advisor and Administrator (Note 2) .............             1.90%(1)       1.90%          1.81%         1.90%          1.90%
   Ratio of net investment income (loss) to average net assets before reimbursement and waiver of expenses by
     Advisor and Administrator ......................            (0.95%)(1)      0.67%          1.49%         3.35%          0.14%
   Ratio of net investment income to average net assets
     after reimbursement and waiver of expenses by
     Advisor and Administrator ......................            (0.95%)(1)      0.67%          1.56%         3.35%          0.30%
   Portfolio turnover ...............................            24.26%(2)      63.59%         52.11%        98.74%         73.09%

   1 Annualized.
   2 Not annualized.

                 See accompanying notes to financial statements.

MATTHEWS ASIAN FUNDS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                             MATTHEWS ASIAN
                                                                         GROWTH AND INCOME FUND
                                                         ---------------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED             YEAR           YEAR          YEAR          YEAR
                                                         FEBRUARY 28,         ENDED          ENDED         ENDED         ENDED
                                                             2002           AUGUST 31,     AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                          (UNAUDITED)          2001           2000          1999          1998
                                                         -------------      ---------      ---------      --------      ---------
Net Asset Value, beginning of period ................         $   9.08      $   10.50      $    9.37      $   6.54      $   11.71
                                                         -------------      ---------      ---------      --------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income ............................             0.12           0.55           0.63          0.59           0.13
   Net realized gain (loss) and unrealized
     appreciation (depreciation) on
     investments and foreign currency ...............             1.31          (0.49)          1.09          2.75          (4.15)
                                                         -------------      ---------      ---------      --------      ---------
   Total from investment operations .................             1.43           0.06           1.72          3.34          (4.02)
                                                         -------------      ---------      ---------      --------      ---------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................            (0.20)         (0.60)         (0.59)        (0.51)         (0.10)
   Net realized gains on investments ................               --          (0.88)            --            --          (1.05)
                                                         -------------      ---------      ---------      --------      ---------
   Total distributions ..............................            (0.20)         (1.48)         (0.59)        (0.51)         (1.15)
                                                         -------------      ---------      ---------      --------      ---------
Net Asset Value, end of period ......................         $  10.31      $    9.08      $   10.50      $   9.37      $    6.54
                                                         =============      =========      =========      ========      =========
TOTAL RETURN ........................................            15.87%(2)       1.15%         18.68%        52.65%        (35.27%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ................          $39,840        $24,447        $11,469       $10,644         $4,063
   Ratio of expenses to average net
     assets before reimbursement
     and waiver of expenses by
     Advisor and Administrator ......................             1.73%(1)       1.90%          1.97%         2.05%          3.76%
   Ratio of expenses to average net
     assets after reimbursement
     and waiver of expenses by
     Advisor and Administrator (Note 2) .............             1.73%(1)       1.90%          1.90%         1.90%          1.90%
   Ratio of net investment income (loss) to average net assets before reimbursement and waiver of expenses by
     Advisor and Administrator ......................             2.79%(1)       7.71%          6.17%         7.98%         (0.36%)
   Ratio of net investment income (loss) to average net assets after reimbursement and waiver of expenses by
     Advisor and Administrator ......................             2.79%(1)       7.71%          6.24%         8.13%          1.50%
   Portfolio turnover ...............................            29.19%(2)      33.94%         62.23%        34.82%         54.67%

   1 Annualized.
   2 Not annualized.

                See accompanying notes to financial statements.
                                        24
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                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                                        MATTHEWS KOREA
                                                                                             FUND
                                                         ---------------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED             YEAR           YEAR          YEAR          YEAR
                                                         FEBRUARY 28,         ENDED          ENDED         ENDED         ENDED
                                                             2002           AUGUST 31,     AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                          (UNAUDITED)          2001           2000          1999          1998
                                                         -------------      ---------      ---------      --------      ---------
Net Asset Value, beginning of period ................    $        2.68      $    5.19      $    7.49      $   2.03      $    6.19
                                                         -------------      ---------      ---------      --------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) ........................             0.00           0.02           0.03          0.03          (0.03)
Net realized gain (loss) and unrealized
  appreciation (depreciation) on
  investments and foreign currency ..................             1.57          (0.90)         (1.45)         5.43          (4.13)
                                                         -------------      ---------      ---------      --------      ---------
Total from investment operations ....................             1.57          (0.88)         (1.42)         5.46          (4.16)
                                                         -------------      ---------      ---------      --------      ---------
LESS DISTRIBUTIONS FROM:
Net investment income ...............................            (0.01)            --             --            --             --
Net realized gains on investments ...................            (0.07)         (1.63)         (0.88)           --             --
                                                         -------------      ---------      ---------      --------      ---------
Total distributions .................................            (0.08)         (1.63)         (0.88)           --             --
                                                         -------------      ---------      ---------      --------      ---------
Net Asset Value, end of period.................          $        4.17      $    2.68      $    5.19      $   7.49      $    2.03
                                                         =============      =========      =========      ========      =========
TOTAL RETURN ........................................            58.96%(2)     (13.09%)       (22.92%)      268.97%        (67.21%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ................         $233,462       $117,138       $115,158      $230,846        $66,607
   Ratio of expenses to average net assets
     before reimbursement and waiver of
     expenses by Advisor and Administrator ..........             1.58%(1)       1.78%          1.75%         1.77%          2.07%
   Ratio of expenses to average net assets after
     reimbursement and waiver of
     expenses by Advisor and Administrator (Note 2) .             1.58%(1)       1.78%          1.75%         1.77%          2.06%
   Ratio of net investment income (loss) to average net
     assets before reimbursement and waiver of expenses
     by Advisor and Administrator ...................             0.13%(1)       0.75%          0.42%        (0.37%)        (1.13%)
   Ratio of net investment income (loss) to average
     net assets after reimbursement and waiver of expenses
     by Advisor and Administrator ...................             0.13%(1)       0.75%          0.42%        (0.37%)        (1.12%)
   Portfolio turnover ...............................            17.84%(2)      81.96%         47.80%        57.06%         94.01%

   1 Annualized.
   2 Not annualized.

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                       MATTHEWS CHINA
                                                                                            FUND
                                                        -----------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED             YEAR           YEAR          YEAR         YEAR
                                                        FEBRUARY 28,         ENDED          ENDED         ENDED        ENDED
                                                            2002           AUGUST 31,     AUGUST 31,    AUGUST 31,   AUGUST 31,
                                                         (UNAUDITED)          2001           2000          1999         1998 (1)
                                                        -------------      ---------      ---------      --------     ---------
Net Asset Value, beginning of period ................   $        9.21      $    9.93      $    8.48      $   4.36     $   10.00
                                                        -------------      ---------      ---------      --------     ---------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss).....                            (0.04)          0.32           0.12          0.12          0.10
   Net realized gain (loss) and unrealized
     appreciation (depreciation) on investments
     and foreign currency                                        0.57          (0.61)          1.44          4.11         (5.74)
                                                        -------------      ---------      ---------      --------     ---------
     Total from investment operations                            0.53          (0.29)          1.56          4.23         (5.64)
                                                        -------------      ---------      ---------      --------     ---------
   LESS DISTRIBUTIONS FROM:
   Net investment income.............................           (0.15)         (0.15)         (0.11)        (0.11)           --
   Net realized gains on investments                               --          (0.28)            --            --            --
                                                        -------------      ---------      ---------      --------     ---------
     Total distributions.............................           (0.15)         (0.43)         (0.11)        (0.11)           --
                                                        -------------      ---------      ---------      --------     ---------
Net Asset Value, end of period.......................   $        9.59      $    9.21      $    9.93      $   8.48     $    4.36
                                                        =============      =========      =========      ========     =========
TOTAL RETURN.........................................          5.79%3          (2.23%)        18.54%        97.79%       (56.40%)3
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                    $      28,692        $19,843         $9,232        $6,245        $1,576
   Ratio of expenses to average net assets
     before reimbursement and waiver of
     expenses by Advisor and Administrator                       2.00%(2)       2.00%          2.15%         2.09%         7.84%(2)
   Ratio of expenses to average net assets
     after reimbursement and waiver of
     expenses by Advisor and Administrator
     (Note 2)........................................            2.00%(2)       2.00%          2.00%         2.00%         2.00%(2)
   Ratio of net investment income (loss)
     to average net assets before
     reimbursement and waiver of expenses
     by Advisor and Administrator...                            (0.54%)(2)      2.62%          1.54%         2.93%        (3.45%)(2)
   Ratio of net investment income (loss)
     to average net assets after
     reimbursement and waiver of expenses
     by Advisor and Administrator....................           (0.54%)(2)      2.62%          1.69%         3.02%         2.38%(2)
   Portfolio turnover................................           23.52%(3)      61.07%         80.90%        40.27%        11.84%(3)

   1 The China Fund commenced operations on February 19, 1998.
   2 Annualized.
   3 Not annualized.

                See accompanying notes to financial statements.

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                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                               MATTHEWS JAPAN
                                                                                    FUND
                                                         ----------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED             YEAR           YEAR         PERIOD
                                                         FEBRUARY 28,         ENDED          ENDED         ENDED
                                                             2002           AUGUST 31,     AUGUST 31,    AUGUST 31,
                                                          (UNAUDITED)          2001           2000         1999(1)
                                                         -------------      ---------      ---------      --------
Net Asset Value, beginning of period..................   $       11.22      $   20.76      $   21.70      $   10.00
                                                         -------------      ---------      ---------      ---------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss).......................              --          (0.15)         (0.11)         (0.04)
   Net realized gain (loss) and unrealized
     appreciation (depreciation) on
     investments and foreign currency.................           (2.30)         (7.99)         (0.29)         11.74
                                                         -------------      ---------      ---------      ---------
     Total from investment operations.................           (2.30)         (8.14)         (0.40)         11.70
                                                         -------------      ---------      ---------      ---------
   LESS DISTRIBUTIONS FROM:
   Net investment income.............................            (0.27)         (0.37)            --             --
   Net realized gains on investments..................              --          (1.03)         (0.54)            --
                                                         -------------      ---------      ---------      ---------
     Total distributions..............................           (0.27)         (1.40)         (0.54)            --
                                                         -------------      ---------      ---------      ---------
Net Asset Value, end of period........................   $        8.65      $    11.22     $   20.76     $    21.70
                                                         =============      =========      =========     ==========
TOTAL RETURN..........................................         (20.89%)(3)     (40.92%)        (1.75%)       117.00%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)..................   $       8,579      $   7,758      $  23,869     $   24,486
   Ratio of expenses to average net assets
     before reimbursement and waiver
     of expenses by Advisor and Administrator.........            2.49%(2)       2.08%          1.88%          3.45%(2)
   Ratio of expenses to average net assets
     after reimbursement and waiver of
     expenses by Advisor and
     Administrator (Note 2)...........................            2.00%(2)       2.00%          2.00%          2.00%(2)
   Ratio of net investment income (loss) to
     average net assets before reimbursement
     and waiver of expenses by Advisor
     and Administrator................................           (2.00%)(2)     (0.90%)        (0.36%)        (2.54%)(2)
   Ratio  of  net   investment   income  (loss)  to
     average  net  assets  after
     reimbursement and waiver of expenses by Advisor
     and Administrator................................           (1.51%)(2)     (0.82%)        (0.48%)        (1.09%)(2)
   Portfolio turnover ................................           50.88%(3)      71.09%        223.00%         28.92%(3)

   1 The Japan Fund commenced operations on December 31, 1998.
   2 Annualized.
   3 Not annualized.

                 See accompanying notes to financial statements.

MATTHEWS ASIAN FUNDS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                         MATTHEWS ASIAN
                                                                                         TECHNOLOGY FUND
                                                                            --------------------------------------
                                                                            SIX MONTHS
                                                                               ENDED          YEAR         PERIOD
                                                                           FEBRUARY 28,       ENDED        ENDED
                                                                               2002        AUGUST 31,    AUGUST 31,
                                                                            (UNAUDITED)       2001          2000 (1)
                                                                            -----------    ---------      --------
Net Asset Value, beginning of period...................................     $    3.53      $    7.61      $  10.00
                                                                            ---------      ---------      --------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss)........................................         (0.04)          0.11          0.26
   Net realized gain (loss) and unrealized
     appreciation (depreciation) on
     investments and foreign currency..................................          0.39          (3.97)        (2.65)
                                                                            ---------      ---------      --------
     Total from investment operations..................................          0.35          (3.86)        (2.39)
                                                                            ---------      ---------      --------
   LESS DISTRIBUTIONS FROM:
   Net investment income...............................................         (0.04)         (0.22)           --
   Net realized gains on investments...................................            --             --            --
                                                                            ---------      ---------      --------
     Total distributions...............................................         (0.04)         (0.22)           --
                                                                            ---------      ---------      --------
Net Asset Value, end of period.........................................     $    3.84      $    3.53      $   7.61
                                                                            =========      =========      ========
   TOTAL RETURN........................................................          9.92%(3)     (51.54%)      (23.90%)(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)...................................       $12,110         $9,607       $24,570
   Ratio of expenses to average net assets
     before reimbursement and waiver
     of expenses by Advisor
     and Administrator.................................................          2.33%(2)       2.69%         2.66%(2)
   Ratio of expenses to average net assets
     after reimbursement and waiver of
     expenses by Advisor and
     Administrator (Note 2)............................................          2.00%(2)       2.00%         2.00%(2)
   Ratio of net investment income (loss) to
     average net assets before reimbursement
     and waiver of expenses by Advisor
     and Administrator.................................................         (1.96%)(2)      1.14%         3.75%(2)
   Ratio of net investment income (loss) to
     average net assets after reimbursement
     and waiver of expenses by Advisor
     and Administrator.................................................         (1.63%)(2)      1.83%         4.41%(2)
   Portfolio turnover .................................................         33.60%(3)     181.24%        50.35%(3)

   1 The Asian Technology Fund commenced operations on December 27, 1999. 2 Annualized.
   3 Not annualized.

                 See accompanying notes to financial statements.

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                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                      FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

   Matthews Asian Funds (formerly, Matthews International Funds) (the "Company") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company currently issues six separate series of shares (each a "Fund" and collectively, the "Funds"):
   Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asian Technology Fund. Matthews Pacific Tiger Fund, Matthews Korea Fund and Matthews China Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund,
   Matthews Japan Fund and Matthews Asian Technology Fund seek to maximize capital appreciation by investing, under normal circumstances, at least 80% of their total assets in equity securities of Pacific Tiger economies, South Korean companies, Chinese companies and Japanese companies, respectively. Pacific Tiger economies include Hong Kong, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand and China. Matthews Asian Growth and Income Fund seeks capital appreciation and current income by investing, under normal circumstances, at least 80% of its total assets in the convertible bonds and dividend-paying equity securities of Asian economies. Asian economies include Hong Kong, Japan, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand, China and India. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   A. SECURITY VALUATION: Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. All other securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

   Portfolio securities traded on a foreign exchange are generally valued at the respective current prevailing exchange rates. The securities' values are translated into U.S. dollars using these rates. If subsequent to the time a rate has been established and it has been determined to have materially changed, the fair value of those securities, (considering the changing conditions) will be determined by (or under the direction of) the Funds' Board of Trustees.

   B. FORWARD FOREIGN EXCHANGE CONTRACTS: The Funds may engage in forward foreign exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by Matthews International Capital Management, LLC (the "Advisor"). Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   C. RISKS ASSOCIATED WITH FOREIGN SECURITIES: Investments by the Funds in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

   D. FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the six months ended February 28, 2002. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily

NOTES TO FINANCIAL STATEMENTS                      FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
   attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and the use of the tax accounting practice known as equalization.

   E. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

   F. ORGANIZATION COSTS: Organization costs are amortized on a straight-line basis over five years from each Fund's respective commencement of operations with the exception of the Matthews Japan Fund and Matthews Asian Technology Fund which were amortized on a straight-line basis over one year from the Fund's commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

   G. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, and Matthews Asian Technology Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

   H. FUND AND CLASS ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net asset value. Through December 15, 2000, income, expenses (other than class specific expenses), and realized and unrealized gains (losses) were calculated at the Fund level and allocated daily to each class of shares based on the relative proportion of net assets of each class.

   I. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

   J. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

   Adoption of new accounting principle -- In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/15/00), premiums and discounts on debt securities are amortized using the interest method beginning this fiscal year. Also beginning this fiscal year, redemption fees, to the extent received by the Funds, are credited to capital. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

   K. CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Class A shares were sold with a front-end sales charge of 4.95%.

                                                                             MATTHEWS
                                                                         PACIFIC TIGER FUND
                              ------------------------------------------------------------------------------------------------------
                                               CLASS I                                 CLASS A*
                              ------------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED              YEAR ENDED          SIX MONTHS ENDED         YEAR ENDED
                                  FEBRUARY 28, 2002           AUGUST 31, 2001       FEBRUARY 28, 2002      AUGUST 31, 2001
                              -------------------------   -----------------------   -----------------  -------------------------
                                 SHARES     AMOUNT         SHARES        AMOUNT      SHARES    AMOUNT     SHARES      AMOUNT
                              -----------   -----------   ---------   -----------   ---------  ------  ---------   -------------
   Shares sold.............     5,297,078   $44,611,681    9,483,405  $84,833,523      --        --       64,314   $     623,933
   Shares issued through
      reinvestment of dividends    40,762       366,040    1,053,742    9,155,114      --        --       15,913         138,734
   Shares redeemed.........    (3,925,073)  (32,157,191)  (9.891,330) (90,321,554)     --        --     (215,664)     (1,950,404)
                              -----------   -----------   ----------  -----------   ---------  ------  ---------   -------------
   Net increase (decrease).     1,412,767   $12,820,530      645,817   $3,667,083      --        --     (135,437)   ($ 1,187,737)
                              ===========   ===========   ==========  ===========   =========  ======  =========   =============

*As of December 15, 2000, Class A shares of Pacific Tiger Fund were closed and exchanged for Class I shares. 155,798 shares were exchanged.

                                                           www.matthewsfunds.com
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                      FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------

                                                              MATTHEWS
                                                        ASIAN GROWTH AND INCOME FUND
                                         -------------------------------------------------------
                                              SIX MONTHS ENDED                YEAR ENDED
                                              FEBRUARY 28, 2002             AUGUST 31, 2001
                                         --------------------------   -------------------------
                                          SHARES          AMOUNT       SHARES         AMOUNT
                                          ------          ------       ------         ------
   Shares sold ............               2,320,994     $22,274,143    2,216,555    $20,619,255
   Shares issued through
      reinvestment of dividends              60,604         586,651      231,759      2,084,304
   Shares redeemed ........              (1,208,262)    (11,548,794)    (849,169)    (7,825,186)
                                         ----------     -----------   ----------    -----------
   Net increase (decrease)                1,173,336     $11,312,000    1,599,145    $14,878,373
                                         ==========     ===========   ==========    ===========

                                                                     MATTHEWS
                                                                    KOREA FUND
                              ------------------------------------------------------------------------------------------------------
                                               CLASS I                                 CLASS A*
                              ------------------------------------------------------------------------------------------------------
                                SIX MONTHS ENDED                 YEAR ENDED           SIX MONTHS ENDED       YEAR ENDED
                                FEBRUARY 28, 2002              AUGUST 31, 2001        FEBRUARY 28, 2002    AUGUST 31, 2001
                              -------------------------  --------------------------   ---------------- --------------------------
                               SHARES          AMOUNT       SHARES        AMOUNT      SHARES    AMOUNT     SHARES      AMOUNT
                              -----------   -----------   ----------   ---------      ------    ------     ------    -----------
   Shares sold.............    27,697,900   $94,227,921   46,719,161   $139,361,838     --        --      436,242     $ 1,828,679
   Shares issued through
      reinvestment of dividends   864,565     3,086,495   14,125,165     35,370,865     --        --    1,380,958       3,341,918
   Shares redeemed.........   (16,233,327)  (54,699,651) (39,309,187)  (121,848,726)    --        --   (4,107,637)    (11,055,110)
                              -----------   -----------  -----------   ------------   ------    ------ ----------    ------------
   Net increase (decrease).    12,329,138   $42,614,765   21,535,139   $ 52,883,977     --        --   (2,290,437)   ($ 5,884,513)
                              ===========   ===========  ===========   ============   ======    ====== ==========    ============

                                              MATTHEWS                                 MATTHEWS
                                             CHINA FUND                               JAPAN FUND
                              ------------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED             YEAR ENDED           SIX MONTHS ENDED           YEAR ENDED
                                   FEBRUARY 28, 2002          AUGUST 31, 2001        FEBRUARY 28, 2002        AUGUST 31, 2001
                              -------------------------   ----------------------    ----------------------  ------------------------
                               SHARES          AMOUNT       SHARES        AMOUNT    SHARES      AMOUNT       SHARES      AMOUNT
                              -----------   -----------   ----------   ---------    ------      ------       ------    ----------
   Shares sold.............     1,994,530   $18,302,514   3,045,164  $32,057,967    815,655   $ 7,971,541     639,752   $ 9,296,535
   Shares issued through
      reinvestment of dividends    37,306       354,407      49,078      392,130     16,933       176,103      79,959     1,232,922
   Shares redeemed.........    (1,196,325)  (10,775,561) (1,868,802) (18,508,076)  (532,638    (5,397,426) (1,177,987)  (17,685,231)
                              -----------   -----------   ----------   ---------    ------   ------------  -----------    ----------
   Net increase (decrease).       835,511   $ 7,881,360   1,225,440  $13,942,021    299,950  $  2,750,218    (458,276)  ($7,155,774)
                              ===========   ===========   =========   ==========    =======  ============  ===========   ===========

                                                                 MATTHEWS
                                                           ASIAN TECHNOLOGY FUND
                                         -----------------------------------------------------------------
                                             SIX MONTHS ENDED                         YEAR ENDED
                                             FEBRUARY 28, 2002                       AUGUST 31, 2001
                                         -----------------------------------------------------------------
                                          SHARES          AMOUNT                 SHARES             AMOUNT
                                          ------          ------                 ------             ------
   Shares sold.............              2,415,695      $8,677,585              6,956,729        $ 34,380,863
   Shares issued through
      reinvestment of dividends             33,973         138,271                125,864             610,441
   Shares redeemed.........             (2,020,594)     (7,333,080)            (7,584,635)        (38,729,160)
                                         ---------      ----------             ----------        -------------
   Net increase (decrease).                429,074      $1,482,776               (502,042)       ($ 3,737,856)
                                         =========      ==========             ==========        ============

*As of December 15, 2000, Class A shares of Korea Fund were closed and exchanged for Class I shares. 1,092,968 shares were exchanged.

   The Funds impose a redemption fee of 2.00% on shares that are redeemed within ninety days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees were returned to the assets of the Pacific Tiger Fund, Asian Growth and Income Fund, Korea Fund, China Fund, Japan Fund and Asian Technology Fund in the amounts of $112,449, $34,959, $498,250, $63,062,
   $35,312 and $32,667, respectively during the period.

--------------------------------------------------------------------------------
MATTHEWS ASIAN FUNDS
NOTES TO FINANCIAL STATEMENTS                      FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds a monthly fee of 1/12 of 1% on each Fund's respective average daily net assets. The Funds reimburse the Advisor any service fees paid by it to the extent that shareholder service related expenses are incurred by the Advisor. Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Investment advisory fees and other transactions with affiliates, for the six months ended February 28, 2002, are as follows:

                                                                                                 EXPENSES
                                                   INVESTMENT       VOLUNTARY                    WAIVED AND
                                                    ADVISORY         EXPENSE    ADVISORY        REIMBURSED
                                                    FEE RATE       LIMITATION    FEES            BY ADVISOR
                                                   ----------      ----------   --------        -----------
   Matthews Pacific Tiger Fund ................       1.00%          1.90%      $407,121             --
   Matthews Asian Growth and Income Fund ......       1.00           1.90        144,484             --
   Matthews Korea Fund ........................       1.00           2.50        793,180             --
   Matthews China Fund ........................       1.00           2.00        112,236             --
   Matthews Japan Fund ........................       1.00           2.00         36,573         17,890
   Matthews Asian Technology Fund..............       1.00           2.00         54,816         18,030

   Effective March 1, 2002 the voluntary expense limitation for Matthews Korea Fund will be reduced to 2.00%.

   The investment advisory agreements provide that any reductions made by the Advisor in its fees are subject to reimbursement by the Funds within the following three years provided that the Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations. During the six months ended February 28, 2002, the Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund and Matthews China Fund reimbursed expenses to the Advisor totaling $37,644, $17,499 and $4,680, respectively. As of February 28, 2002, total expenses waived and reimbursed by the Advisor that are subject to reimbursement by the Matthews Pacific Tiger Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asian Technology Fund totaled $47,513, $10,041, $89,250 and $188,216, respectively.

   PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, serves as the Trust's Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust's Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Asst. Treasurer to the Trust. Total fees accrued by PFPC for the six months ended February 28, 2002 were $229,907 for administrative and accounting services and $203,260 for transfer agent services.

3. DISTRIBUTOR FEES AND CLASS SPECIFIC EXPENSES

   Effective January 2, 2001, PFPC Distributors, Inc. (the "Distributor") began serving as the Funds' Distributor pursuant to an Underwriting Agreement. Prior to January 2, 2001, Provident Distributors, Inc. served as the Funds' distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Pacific Tiger Fund Class A and the Korea Fund Class A, have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund offering Class A shares may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class A average daily net assets. The Class I shares of the Funds do not have a distribution plan.

   The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds' transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the six months ended February 28, 2002 are reflected in the statement of operations as follows:

                                                              TRANSFER AGENT    ADMINISTRATION        TOTAL
                                                              --------------    --------------        -----
   Matthews Pacific Tiger Fund..........................         $43,455           $21,727           $65,182
   Matthews Asian Growth and Income Fund ...............           9,775             4,887            14,662
   Matthews Korea Fund..................................          55,663            27,831            83,494
   Matthews China Fund..................................           9,265             4,633            13,898
   Matthews Japan Fund..................................           4,141             2,070             6,211
   Matthews Asian Technology Fund.......................           5,403             2,702             8,105

                                                           www.matthewsfunds.com
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                      FEBRUARY 28, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

   Investment transactions for the six months ended February 28, 2002, excluding temporary short-term investments, were as follows:

                                    PROCEEDS

                                                  PURCHASES          FROM SALES
                                                 -----------         ----------
   Matthews Pacific Tiger Fund............       $32,989,898        $19,939,501
   Matthews Asian Growth and Income Fund..        18,986,434          8,428,521
   Matthews Korea Fund....................        62,522,086         28,804,768
   Matthews China Fund....................        12,390,673          5,280,613
   Matthews Japan Fund....................         6,221,340          3,792,877
   Matthews Asian Technology Fund.........         5,199,532          3,632,539

   The Funds invest excess cash in interest bearing deposits at The Bank of New York.

5. CAPITAL LOSS CARRYOVER

   At August 31, 2001, the Funds had capital loss carryovers expiring through 2009 as follows:

   FUND                                          EXPIRING ON:
   ----                                          ------------
                                                2008         2009
                                                ----         ----
   Matthews Japan Fund....................   $2,390,436    $3,877,447
   Matthews Asia Technology Fund..........       --            35,094

   These amounts are available to offset possible future capital gains of the Fund.

6. POST OCTOBER LOSS

   Under the current tax law, capital losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occuring on the first day of the following year. For the fiscal year ended August 31, 2001, the Funds elected to defer capital losses as follows:

                                                    LOSSES DEFERRED
                                                    ---------------
   FUND                                      SECURITIES   FOREIGN CURRENCY
   ----                                      ----------   ----------------
   Matthews Pacific Tiger.................   $1,264,587       $98,857
   Matthews Asia Growth and Income........      940,157         5,242
   Matthews Korea.........................   11,180,368       519,336
   Matthews China.........................      801,391            --
   Matthews Japan ........................    3,870,740       119,711
   Matthews Asia Technology ..............    6,843,754        63,015

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